united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22208

Valued Advisers Trust
(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Ultimus Fund Solutions, LLC

Attn: Bryan Ashmus

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	10/31

Date of reporting period:	10/31/18

Item 1. Reports to Stockholders.

DANA LARGE CAP EQUITY FUND
DANA SMALL CAP EQUITY FUND

Annual Report
October 31, 2018

Dana Investment Advisors, Inc.
20700 Swenson Drive, Suite 400
Waukesha, WI 53186
(855) 280-9648
www.danafunds.com

Dear Fellow Shareholders,

We are once again pleased to offer you this annual report for the Dana Large Cap Equity Fund (“Large Cap Fund”) and the Dana Small Cap Equity Fund (“Small Cap Fund”) for the 12-month period ended October 31, 2018. During this period, the Large Cap Fund returned a +3.27% (Institutional Class Shares) and the Small Cap Fund returned a -2.95% (Institutional Class Shares). Had the period ended one month earlier, these numbers would have looked very different. October was the worst month for the S&P 500 Index since September 2011 with a return of -6.84% and small capitalization stocks fared worse with the Russell 2000 Index down -10.86%. Investors were spooked in October by trade concerns, slowing growth, and expectations for higher interest rates. The 12-month period was mixed in terms of asset and shareholders growth. The Small Cap Fund saw a slight decline in assets, 5%, and shareholders, 2%, and the Large Cap Fund saw good growth in both areas with assets growing by over 17% and shareholder growth of 19%. In early November, the Small Cap Fund will mark its third year anniversary, opening potential opportunities where a 3-year track record is required.

As we look forward to the next 12 months, we know there will be pressures on the markets from potential raising rates or a slowdown in earnings growth. However, we don’t believe it is in the best interest of our shareholders to focus our efforts on trying to predict market directions. Our value to shareholders is maintaining a discipline to our investment process, focusing on finding companies with attractive valuations, strong balance sheets, cash flow growth and good relative earnings. We believe that companies exhibiting these characteristics will be in demand and rewarded over the long term. We know you have many investment options to choose from, and we thank you for your continued trust and support of Dana Funds.

Economic and Market Recap

The last two months of 2017 finished with a flourish for the U.S. equity market. The S&P 500 Index added +4.2% to an already stellar year, and small cap stocks were also up, as measured by the Russell 2000 Index, but less so than the larger cap index. Much of this move was driven by the Tax Cuts and Jobs Act, signed by President Trump on December 22, 2017. Investors reacted positively to the prospect of greater corporate earnings growth in 2018. The upswing was widespread, and all sectors within the S&P 500 Index (with the exception of Utilities) moved up. Small Cap sector performance was mixed, but mostly positive, with considerable strength in Energy and Consumer Discretionary stocks.

The economy showed steady improvement as the new year unfolded. First quarter 2018 GDP came in at a moderate 2.2%, yet quickly ramped up to a robust 4.2% in Q2, and the advanced GDP figure for Q3 is 3.5%. Corporate earnings in Q2 soared as expected, driven by tax cuts and the strong economic backdrop. Accelerating earnings growth offset deteriorating trade commentary out of Washington. After a pause in the first quarter, the equity market resumed its upward climb in Q2 and Q3. Growth stocks, particularly mega cap and high-valuation technology and communication companies led the market higher. In 2017, the Russell 1000 Growth Index (“Growth”) outperformed the Russell 1000 Value Index (“Value”) by 1700 basis points, and this trend continued in 2018. By the end of September, Growth outperformed Value by another 1300 basis points year-to-date. The same can be said for smaller cap stocks where there is clear outperformance of Growth versus Value styles, as measured by the Russell 2000 Growth and Value Indexes.

As mentioned earlier, October lived up to its reputation as a historically difficult month for the stock market. Escalating trade concerns and fear that the best was over in terms of earnings growth plus the cumulative effect of eight Fed rate hikes brought about a market correction. Cyclical stocks fell on peak earning concerns, and high flying technology stocks experienced price-to-earnings contractions. Investors rotated to more defensive sectors, such as Utilities and Consumer Staples. The looming unknown of midterm elections weighed heavily on investors’ minds as well, resulting in risk-off trades.

1

Large Cap Fund Performance

During the full year, the Large Cap Fund returned +3.27% (Institutional Class Shares) versus the S&P 500 Index return of +7.35%. The market’s strong preference for mega cap growth stocks challenged Dana’s disciplined investment process that focuses on buying stocks with good growth at attractive valuations relative to peers. Despite not being happy with the overall performance, we were pleased to see the Large Cap Fund demonstrate downside protection during the period (i.e., outperformance during negative return markets) since its inception. The Large Cap Fund was able to overcome this trend in calendar year 2017 (outperforming the S&P 500 Index by 5.5%), but the significant extension of already expensive securities into 2018 proved to be a strong headwind for our investment process.

For the full fiscal year, the performance of the Energy and Industrial sectors contributed to returns, while performance lagged in Consumer Discretionary and Information Technology sectors. Within Industrials, Boeing Company (BA) was a stand out for the year. Defense spending is expected to be robust, and Boeing’s backlog in commercial aircraft is quite strong. Oil & Gas services company Halliburton contributed to returns (and was sold on strength) during the period, and refiner Valero Energy Corporation (VLO) was the highest contributor within the Large Cap Fund’s energy holdings. Not owning Amazon in the Consumer Discretionary sector due to its lofty valuation has continued to detract from performance. The Large Cap Fund held several winners in Information Technology, including Broadridge Financial Solutions, Inc. (BR), CDW Corporation (CDW), Cisco Systems, Inc. (CSCO) and Mastercard, Inc. (MA), yet they did not offset weakness in semiconductor companies, Lam Research Corporation (LRCX) and Microchip Technology, Inc. (MCHP), or in Visa, Inc. (V) and NetApp, Inc. (NTAP).

Beyond these sectors, significant performers include Dr. Pepper Snapple, a company that was bought early in the year at a premium by Keurig Green Mountain, Inc. In Health Care, Pfizer, Inc. (PFE) was up over 27% and UnitedHealth Group performed well, up 26%. Owens Corning, Inc. (OC) suffered a significant earnings miss due to cost pressures in oil and transport. This stock was sold from the Large Cap Fund. Bristol-Myers Squibb Company (BMY) declined recently as investors question the potential of cancer drug Optivo.

Our analysis shows that the Large Cap Fund is trading at attractive relative valuations versus its benchmark and is performing well in terms of actual earnings and cash flow generation. We remain committed to our relative value focus and risk-controlled portfolio construction as investors sort out growth expectations for the coming year.

Small Cap Fund Performance

The Small Cap Fund lagged the Russell 2000 Index this past fiscal year, returning -2.95% (Institutional Class Shares) versus +1.85% during this time period. As with the larger market capitalization stocks, growth and factors such as price momentum were rewarded amongst smaller capitalization stocks. Value and quality factors have also largely been ignored by these market participants.

Interestingly, the Small Cap Fund performance lag was largely concentrated in the first half of the fiscal year. The performance in more recent months saw a reversal, and the Small Cap Fund closed the gap in July, August and September. During this period, price momentum factors waned and value and growth factors were more balanced. Our focus remains on company fundamentals, and these are tracking well for our portfolio as a whole. We believe patient investors will reap the benefits of this focus over time.

In terms of sector performance, stock selection within Industrials, Health Care and Consumer Staples excelled, whereas weakness was seen in Consumer Discretionary, Materials and Information Technology. TriNet Group, Inc. (TNET) is a Professional Employer Organization (PEO) providing

2

human resource outsourcing services and insurance solutions. The company is benefiting from a strong macro environment, with full employment, driving employers to seek out tools to attract and retain employees, along with improving insurance margins. BioTelemetry, Inc. (BEAT) was the Small Cap Fund’s top individual contributor for the period. BEAT is a Health Care company offering mobile cardiac monitoring. The industry’s technology is improving, and products are shifting to longer duration monitoring that is helping to bolster exciting growth. The Chef’s Warehouse, Inc. (CHEF) is one of the largest specialty food distributors in the U.S., serving many upscale independent restaurants, hotels and clubs. CHEF management has articulated, and executed on, a clear long-term outlook that includes doubling EBITDA and improving margins by 2022. The company also views technology, selective acquisitions and category expansion as important drivers of market share gains.

Consumer Discretionary was the Small Cap Fund’s weakest relative sector over the past fiscal year. Marriott Vacations Worldwide Corporation (VAC) develops, markets, and sells vacation ownership properties. The stock has been negatively impacted by a recent acquisition of a large competitor that was followed by mixed fundamental results and guidance. VAC shares have also been damaged by fears of slowing demand as interest rates rise. Rising rates and the potential for slowing demand also weighed on automotive retailer Lithia Motors, Inc. (LAD) along with RV components manufacturer LCI Industries (LCII). Specialty Chemicals holdings PolyOne Corporation (POL) and Ferro Corporation (FOE) fell over the last year on concerns surrounding slowing global macroeconomic growth and rising input costs. Higher input costs were a common theme that emerged from materials companies recently, and their ability to pass along higher pricing is becoming exceptionally important. Within Information Technology, investors have soured on the semiconductor equipment industry. The companies involved in this space tend to be very cyclically exposed, often have ties to China, and are facing high supply and pricing issues in the near term. Consequently, the Small Cap Fund’s holdings in the semiconductor equipment space performed poorly. Happily, the Information Technology sector also included some of the Small Cap Fund’s top performers over the past year. Bottomline Technologies, Inc. (EPAY) develops automation and process software for large, complex commercial payments along with document management. The company’s end markets include global corporations and large financial institutions. EPAY returned +83% over the past year on strong organic growth after management transitioned to a model that emphasized recurring revenue. The small cap software space is exciting and includes many niche players offering interesting efficiency solutions to large global players.

The Small Cap Fund continues to seek opportunities to add value through disciplined, fundamentally driven stock selection and believes this strategy will reward investors over the long term.

Respectfully submitted,

Mark R. Mirsberger, CPA
Chief Executive Officer – Dana Investment Advisors, Inc.

Duane Roberts, CFA
Portfolio Manager and Director of Equities – Dana Investment Advisors, Inc.

3

Investment Results (Unaudited)

Average Annual Total Returns(a) as of October 31, 2018

	One Year	Three Year	Five Year	Since Inception (3/1/10)	Since Inception (10/29/13)
Dana Large Cap Equity Fund
Institutional Class	3.27%	9.74%	9.87%	N/A	9.92%
Investor Class	3.01%	9.44%	9.56%	12.88%	N/A
S&P 500® Index(b)	7.35%	11.52%	11.34%	13.12%	11.14%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	0.87%	1.12%
With Applicable Waivers	0.74%	0.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Large Cap Equity Fund (the “Large Cap Fund”) distributions or the redemption of Large Cap Fund shares. Current performance of the Large Cap Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Large Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower.

(b)

The S&P 500® Index (“S&P Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Large Cap Fund’s portfolio. Individuals cannot invest directly in the S&P Index; however, an individual can invest in exchange-traded funds (“ETFs”) or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Large Cap Fund’s prospectus dated February 28, 2018, as supplemented on June 29, 2018. Dana Investment Advisors, Inc. (the “Adviser”) has contractually agreed to reimburse or limit its fees and to assume other expenses of the Large Cap Fund until February 28, 2019, so that total annual fund operating expenses does not exceed 0.73% of the Large Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Large Cap Fund within three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Large Cap Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Large Cap Fund’s expense ratios as of October 31, 2018 can be found on the financial highlights.

The Large Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Large Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Large Cap Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

Investment Results (Unaudited)

Average Annual Total Returns(a) as of October 31, 2018

	One Year	Since Inception (11/3/15)
Dana Small Cap Equity Fund
Institutional Class	-2.95%	3.62%
Investor Class	-3.16%	3.35%
Russell 2000® Index(b)	1.85%	9.77%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	1.97%	2.22%
With Applicable Waivers	0.95%	1.20%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Small Cap Equity Fund (the “Small Cap Fund”) distributions or the redemption of Small Cap Fund shares. Current performance of the Small Cap Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual returns reflect any change in price per share and assume the reinvestment of all distributions. The Small Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower.

(b)

The Russell 2000® Index (“Russell Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the Small Cap Fund’s portfolio. Individuals can not invest directly in the Russell Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Small Cap Fund’s prospectus dated February 28, 2018, as supplemented on June 29, 2018. The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Small Cap Fund until February 28, 2019, so that total annual fund operating expenses does not exceed 0.95% of the Small Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Small Cap Fund within three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Small Cap Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or expense reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Small Cap Fund’s expense ratios as of October 31, 2018 can be found in the financial highlights.

The Small Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Small Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Small Cap Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

5

Comparison of Growth of $10,000 Investment in the
Dana Large Cap Equity Fund, Investor Class and
the S&P 500® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on March 1, 2010 (commencement of Investor Class operations) held through October 31, 2018. THE LARGE CAP FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Large Cap Fund distributions or the redemption of Large Cap Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Large Cap Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-855-280-9648. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Large Cap Fund before investing. The Large Cap Fund’s prospectus contains this and other information about the Large Cap Fund, and should be read carefully before investing.

The Large Cap Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

6

Comparison of Growth of $10,000 Investment in the
Dana Small Cap Equity Fund, Investor Class and
the Russell 2000® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on November 3, 2015 (commencement of Investor Class operations) held through October 31, 2018. THE SMALL CAP FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Small Cap Fund distributions or the redemption of Small Cap Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small Cap Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-855-280-9648. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Small Cap Fund before investing. The Small Cap Fund’s prospectus contains this and other information about the Small Cap Fund, and should be read carefully before investing.

The Small Cap Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

7

Portfolio Illustration (Unaudited)

October 31, 2018

The following chart gives a visual breakdown of the Large Cap Fund by sector weighting as a percentage of net assets as of October 31, 2018.

8

Portfolio Illustration (Unaudited)

October 31, 2018

The following chart gives a visual breakdown of the Small Cap Fund by sector weighting as a percentage of net assets as of October 31, 2018.

Availability of Portfolio Schedules (Unaudited)

The Large Cap Fund and the Small Cap Fund (each a “Fund” and collectively the “Funds”) file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available at the SEC’s website at www.sec.gov.

9

Dana Large Cap Equity Fund
Schedule of Investments

October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 99.17%
Communication Services — 10.22%
Alphabet, Inc., Class A(a)	4,100	$4,471,378
AT&T, Inc.	128,000	3,927,040
Comcast Corporation, Class A	120,000	4,576,800
Facebook, Inc., Class A(a)	26,000	3,946,540
T-Mobile US, Inc.(a)	60,000	4,113,000
		21,034,758
Consumer Discretionary — 9.62%
Amazon.com, Inc.(a)	300	479,403
Best Buy Company, Inc.	51,000	3,578,160
D.R. Horton, Inc.	90,000	3,236,400
Home Depot, Inc. (The)	17,400	3,060,312
PVH Corporation	24,800	2,995,592
Royal Caribbean Cruises Ltd.	28,000	2,932,440
Target Corporation	42,000	3,512,460
		19,794,767
Consumer Staples — 7.14%
Ingredion, Inc.	300	30,354
Keurig Dr Pepper, Inc.	1,000	26,000
Kimberly-Clark Corporation	33,000	3,441,900
Sysco Corporation	52,000	3,709,160
Tyson Foods, Inc., Class A	58,000	3,475,360
Walmart, Inc.	40,000	4,011,200
		14,693,974
Energy — 5.73%
Chevron Corporation	29,400	3,282,510
Exxon Mobil Corporation	40,000	3,187,200
ONEOK, Inc.	38,000	2,492,800
Valero Energy Corporation	31,000	2,823,790
		11,786,300
Financials — 13.51%
American Express Company	33,000	3,390,090
Bank of America Corporation	121,500	3,341,250
Citizens Financial Group, Inc.	97,000	3,622,950
JPMorgan Chase & Company	31,400	3,423,228
KeyCorp	186,000	3,377,760
Morgan Stanley	78,400	3,579,744
Prudential Financial, Inc.	36,000	3,376,080
Starwood Property Trust, Inc.	170,000	3,692,400
		27,803,502

10	See accompanying notes which are an integral part of these financial statements.

Dana Large Cap Equity Fund
Schedule of Investments (continued)

October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 99.17% — (continued)
Health Care — 14.69%
AbbVie, Inc.	400	$31,140
Amgen, Inc.	23,200	4,472,728
Bristol-Myers Squibb Company	76,600	3,871,364
Johnson & Johnson	32,000	4,479,680
Pfizer, Inc.	105,000	4,521,300
Stryker Corporation	26,000	4,217,720
UnitedHealth Group, Inc.	17,200	4,495,220
WellCare Health Plans, Inc.(a)	15,000	4,139,850
		30,229,002
Industrials — 9.26%
Boeing Company (The)	10,600	3,761,516
Caterpillar, Inc.	28,200	3,421,224
Delta Air Lines, Inc.	72,000	3,940,560
Norfolk Southern Corporation	23,800	3,994,354
Waste Management, Inc.	44,000	3,936,680
		19,054,334
Information Technology — 20.80%
Apple, Inc.	24,000	5,252,640
Broadridge Financial Solutions, Inc.	33,000	3,859,020
CDW Corporation	48,000	4,320,480
Cisco Systems, Inc.	85,000	3,888,750
DXC Technology Company	40,000	2,913,200
Intel Corporation	88,000	4,125,440
Mastercard, Inc., Class A	19,000	3,755,730
Microchip Technology, Inc.	36,000	2,368,080
Microsoft Corporation	42,000	4,486,020
NetApp, Inc.	51,000	4,002,990
Visa, Inc., Class A	28,000	3,859,800
		42,832,150
Materials — 2.29%
Albemarle Corporation	300	29,766
Packaging Corporation of America	25,400	2,331,974
Steel Dynamics, Inc.	59,400	2,352,240
		4,713,980
Real Estate — 2.82%
American Tower Corporation, Class A	18,600	2,898,066
Prologis, Inc.	45,000	2,901,150
		5,799,216

See accompanying notes which are an integral part of these financial statements.	11

Dana Large Cap Equity Fund
Schedule of Investments (continued)

October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 99.17% — (continued)
Utilities — 3.09%
CenterPoint Energy, Inc.	119,000	$3,214,190
Exelon Corporation	72,000	3,154,320
		6,368,510
Total Common Stocks (Cost $185,461,449)		204,110,493

MONEY MARKET FUNDS — 0.51%

Federated Government Obligations Fund, Institutional Class, 2.06%(b)	1,048,163	1,048,163
Total Money Market Funds (Cost $1,048,163)		1,048,163

Total Investments — 99.68% (Cost $186,509,612)		205,158,656

Other Assets in Excess of Liabilities — 0.32%		665,016

NET ASSETS — 100.00%		$205,823,672

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2018.

12	See accompanying notes which are an integral part of these financial statements.

Dana Small Cap Equity Fund
Schedule of Investments

October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 99.20%
Communication Services — 3.29%
Marcus Corporation (The)	7,838	$305,839
Vonage Holdings Corporation(a)	25,680	340,517
		646,356
Consumer Discretionary — 12.02%
Boot Barn Holdings, Inc.(a)	15,477	381,972
Boyd Gaming Corporation	10,408	276,436
G-III Apparel Group Ltd.(a)	9,324	371,655
Marriott Vacations Worldwide Corporation	3,718	329,006
Ruth's Hospitality Group, Inc.	12,059	325,955
Urban Outfitters, Inc.(a)	9,058	357,429
Weight Watchers International, Inc.(a)	4,862	321,378
		2,363,831
Consumer Staples — 2.86%
Central Garden & Pet Company(a)	8,041	261,172
Chefs' Warehouse, Inc. (The)(a)	8,933	300,416
		561,588
Energy — 4.63%
Delek US Holdings, Inc.	5,168	189,769
Matador Resources Company(a)	8,591	247,765
ProPetro Holding Corporation(a)	17,498	308,840
SRC Energy, Inc.(a)	23,280	164,822
		911,196
Financials — 16.76%
Berkshire Hills Bancorp, Inc.	9,378	312,944
Cadence Bancorporation	13,652	301,163
CenterState Banks Corporation	12,532	308,037
First Bancorp	9,401	346,802
First Merchants Corporation	7,482	311,326
Primerica, Inc.	3,664	402,087
Stifel Financial Corporation	7,263	332,064
United Community Banks, Inc.	12,570	312,616
Universal Insurance Holdings, Inc.	8,725	366,276
Western Alliance Bancorporation(a)	6,337	305,697
		3,299,012
Health Care — 15.52%
AMN Healthcare Services, Inc.(a)	5,063	256,289
ANI Pharmaceuticals, Inc.(a)	4,898	237,700
BioTelemetry, Inc.(a)	6,458	375,210

See accompanying notes which are an integral part of these financial statements.	13

Dana Small Cap Equity Fund
Schedule of Investments (continued)

October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 99.20% — (continued)
Health Care — (continued)
Corcept Therapeutics, Inc.(a)	21,150	$248,512
Emergent BioSolutions, Inc.(a)	5,266	322,227
HMS Holdings Corporation(a)	11,344	326,934
Horizon Pharma plc(a)	17,874	325,485
Ligand Pharmaceuticals, Inc., Class B(a)	1,658	273,255
Merit Medical Systems, Inc.(a)	6,475	369,852
Tabula Rasa HealthCare, Inc.(a)	4,303	317,906
		3,053,370
Industrials — 15.27%
ASGN, Inc.(a)	4,209	282,340
Comfort Systems USA, Inc.	7,213	385,752
Echo Global Logistics, Inc.(a)	9,766	251,084
Harsco Corporation(a)	13,009	357,358
MasTec, Inc.(a)	6,359	276,680
Patrick Industries, Inc.(a)	5,434	236,433
SkyWest, Inc.	5,430	311,085
Tetra Tech, Inc.	5,435	358,927
Timken Company (The)	6,337	250,628
TriNet Group, Inc.(a)	6,226	292,559
		3,002,846
Information Technology — 14.83%
Alarm.com Holdings, Inc.(a)	6,335	281,781
Bottomline Technologies (de), Inc.(a)	4,262	284,020
Five9, Inc.(a)	7,111	279,889
Mellanox Technologies Ltd.(a)	4,240	359,086
MKS Instruments, Inc.	3,693	272,137
Quantenna Communications, Inc.(a)	16,466	295,729
RealPage, Inc.(a)	5,559	294,627
Rudolph Technologies, Inc.(a)	12,394	257,671
Trade Desk, Inc. (The), Class A(a)	2,447	302,326
Upland Software, Inc.(a)	9,194	289,979
		2,917,245
Materials — 3.60%
AdvanSix, Inc.(a)	8,234	228,411
Ferro Corporation(a)	14,140	239,532
PolyOne Corporation	7,430	240,063
		708,006

14	See accompanying notes which are an integral part of these financial statements.

Dana Small Cap Equity Fund
Schedule of Investments (continued)

October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 99.20% — (continued)
Real Estate — 7.07%
CoreSite Realty Corporation	3,413	$320,344
Monmouth Real Estate Investment Corporation, Class A	21,707	324,737
Preferred Apartment Communities, Inc., Class A	22,006	370,801
STAG Industrial, Inc.	14,163	374,753
		1,390,635
Utilities — 3.35%
Chesapeake Utilities Corporation	4,058	322,408
Southwest Gas Holdings, Inc.	4,354	336,434
		658,842
Total Common Stocks (Cost $18,319,124)		19,512,927

MONEY MARKET FUNDS — 0.94%

Federated Government Obligations Fund, Institutional Class, 2.06%(b)	184,439	184,439
Total Money Market Funds (Cost $184,439)		184,439

Total Investments — 100.14% (Cost $18,503,563)		19,697,366

Liabilities in Excess of Other Assets — (0.14)%		(28,507)

NET ASSETS — 100.00%		$19,668,859

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2018.

The sectors shown on the schedules of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.	15

Dana Funds
Statements of Assets and Liabilities

October 31, 2018

	Dana Large Cap Equity Fund	Dana Small Cap Equity Fund
Assets
Investments in securities at fair value (cost $186,509,612 and $18,503,563)	$205,158,656	$19,697,366
Receivable for fund shares sold	81,949	—
Receivable for investments sold	751,661	—
Dividends receivable	188,756	1,966
Receivable from Adviser	—	2,908
Prepaid expenses	20,494	21,315
Total Assets	206,201,516	19,723,555
Liabilities
Payable for fund shares redeemed	221,442	20,612
Payable to Adviser	101,025	—
Payable for Distribution Fees	6,289	770
Payable to Administrator	14,698	7,583
Payable to trustees	2,455	1,512
Other accrued expenses	31,935	24,219
Total Liabilities	377,844	54,696
Net Assets	$205,823,672	$19,668,859
Net Assets consist of:
Paid-in capital	170,877,630	17,220,259
Accumulated earnings	34,946,042	2,448,600
Net Assets	$205,823,672	$19,668,859
Institutional Class:
Net Assets	$176,953,590	$16,195,986
Shares outstanding (unlimited number of shares authorized, no par value)	7,915,989	1,460,193
Net asset value, offering and redemption price per share	$22.35	$11.09
Investor Class:
Net Assets	$28,870,082	$3,472,873
Shares outstanding (unlimited number of shares authorized, no par value)	1,291,550	315,238
Net asset value, offering and redemption price per share	$22.35	$11.02

16	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Operations

For the year ended October 31, 2018

	Dana Large Cap Equity Fund	Dana Small Cap Equity Fund
Investment Income
Dividend income	$4,524,853	$153,729
Total investment income	4,524,853	153,729
Expenses
Investment Adviser	1,438,158	167,066
Administration	106,033	38,000
Distribution (12b-1), Investor Class	82,940	11,815
Fund accounting	55,986	30,001
Registration	47,231	35,988
Custodian	29,290	5,774
Transfer agent	22,895	23,400
Legal	21,665	21,665
Audit and tax preparation	18,200	18,200
Insurance	17,600	4,305
Printing	16,299	3,842
Trustee	12,032	7,917
Interest	4,072	652
Miscellaneous	20,397	17,497
Total expenses	1,892,798	386,122
Fees contractually waived by Adviser	(267,323)	(170,979)
Net operating expenses	1,625,475	215,143
Net investment income (loss)	2,899,378	(61,414)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	16,014,437	1,549,728
Net change in unrealized appreciation (depreciation) on investment securities	(13,223,401)	(2,109,601)
Net realized and change in unrealized gain (loss) on investments	2,791,036	(559,873)
Net increase (decrease) in net assets resulting from operations	$5,690,414	$(621,287)

See accompanying notes which are an integral part of these financial statements.	17

Dana Funds
Statements of Changes in Net Assets

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$2,899,378	$2,094,303	$(61,414)	$(13,430)
Net realized gain on investment securities transactions	16,014,437	13,094,901	1,549,728	63,928
Net change in unrealized appreciation (depreciation) of investment securities	(13,223,401)	25,349,579	(2,109,601)	2,944,021
Net increase (decrease) in net assets resulting from operations	5,690,414	40,538,783	(621,287)	2,994,519
Distributions to Shareholders from Earnings
Class A (b)	—	(18,088)
Institutional Class	(7,459,066)	(1,652,850)	(4,138)	(12,219)
Investor Class (b)	(1,701,334)	(466,217)	—	(3,424)
Total distributions	(9,160,400)	(2,137,155)	(4,138)	(15,643)
Capital Transactions – Class A(b)
Proceeds from shares sold	—	88,095
Shares redeemed in connection with class consolidation	—	(1,435,747)
Reinvestment of distributions	—	16,810
Amount paid for shares redeemed	—	(331,496)
Total – Class A	—	(1,662,338)

18	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
Capital Transactions - Institutional Class
Proceeds from shares sold	$111,001,907	$43,190,437	$5,280,124	$6,663,858
Reinvestment of distributions	5,913,368	163,064	3,493	11,845
Amount paid for shares redeemed	(70,457,043)	(76,805,815)	(2,548,354)	(1,194,695)
Proceeds from redemption fees (c)	—	4,007	—	—
Total – Institutional Class	46,458,232	(33,448,307)	2,735,263	5,481,008
Capital Transactions – Investor Class(b)
Proceeds from shares sold	1,935,954	1,374,972	320,769	2,501,527
Shares issued in connection with class consolidation	—	1,435,747	—	—
Reinvestment of distributions	1,700,677	459,195	—	3,424
Amount paid for shares redeemed	(16,049,342)	(3,707,148)	(3,548,803)	(356,670)
Total – Investor Class	(12,412,711)	(437,234)	(3,228,034)	2,148,281
Net increase (decrease) in net assets resulting from capital transactions	34,045,521	(35,547,879)	(492,771)	7,629,289
Total Increase (Decrease) in Net Assets	30,575,535	2,853,749	(1,118,196)	10,608,165
Net Assets
Beginning of year	175,248,137	172,394,388	20,787,055	10,178,890
End of year	$205,823,672	$175,248,137	$19,668,859	$20,787,055

See accompanying notes which are an integral part of these financial statements.	19

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
Share Transactions – Class A(b)
Shares sold	—	4,307
Shares redeemed in connection with class consolidation	—	(64,455)
Shares issued in reinvestment of distributions	—	835
Shares redeemed	—	(16,663)
Total – Class A	—	(75,976)
Share Transactions - Institutional Class
Shares sold	4,762,130	2,049,462	451,665	628,613
Shares issued in reinvestment of distributions	256,328	8,132	298	1,113
Shares redeemed	(3,032,827)	(3,965,578)	(217,413)	(110,673)
Total – Institutional Class	1,985,631	(1,907,984)	234,550	519,053
Share Transactions - Investor Class(b)
Shares sold	83,654	66,528	27,535	240,680
Shares issued in connection with class consolidation	—	64,333	—	—
Shares issued in reinvestment of distributions	73,934	22,704	—	323
Shares redeemed	(674,880)	(184,163)	(307,754)	(33,941)
Total – Investor Class	(517,292)	(30,598)	(280,219)	207,062

(a)

For the year ended October 31, 2017, all distributions to shareholders from earnings were from net investment income. As of October 31, 2017, accumulated net investment income (loss) for the Dana Large Cap Equity Fund and the Dana Small Cap Equity Fund were $186,203 and $(25,143), respectively.

(b)

Effective October 13, 2017, the outstanding Class A shares of the Dana Large Cap Equity Fund were exchanged for Class N shares of the Dana Large Cap Equity Fund and immediately following the class exchange Class N shares were re-designated as Investor Class shares.

(c)	Prior to February 28, 2017, the Funds charged a 2.00% redemption fee on shares redeemed within 60 days of purchase.

20	See accompanying notes which are an integral part of these financial statements.

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Dana Large Cap Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each year)

	Years Ended October 31,
	2018	2017		2016	2015	2014
Selected Per Share Data:
Net asset value, beginning of year	$22.64	$17.67		$18.22	$18.52	$17.19

Investment operations:
Net investment income	0.32	0.32		0.26 (a)	0.19	0.26
Net realized and unrealized gain (loss) on investments	0.45	4.96		(0.56)	0.52 (b)	2.44
Total from investment operations	0.77	5.28		(0.30)	0.71	2.70

Less distributions to shareholders from:
Net investment income	(0.32)	(0.31)		(0.25)	(0.19)	(0.25)
Net realized gains	(0.74)	—		—	(0.83)	(1.12)
Total distributions	(1.06)	(0.31)		(0.25)	(1.02)	(1.37)

Redemption fees	—	—	(c)	— (c)	0.01	—

Net asset value, end of year	$22.35	$22.64		$17.67	$18.22	$18.52

Total Return (d)	3.27%	30.11%		(1.66)%	3.89%	16.60%

Ratios and Supplemental Data:

Net assets, end of year (000 omitted)	$176,954	$134,291		$138,540	$117,663	$6,919
Before waiver:
Ratio of expenses to average net assets	0.86%	0.92%		0.91%	1.00%	1.68%
After waiver:
Ratio of expenses to average net assets	0.73%	0.74	%(e)	0.73%	0.73%	0.73%
Ratio of net investment income to average net assets	1.41%	1.48%		1.45%	1.25%	1.34%
Portfolio turnover rate (f)	58%	50%		69%	45%	57%

(a)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.73% for the fiscal year ended October 31, 2017.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

22	See accompanying notes which are an integral part of these financial statements.

Dana Large Cap Equity Fund – Investor Class
Financial Highlights

(For a share outstanding during each year)

	Years Ended October 31,
	2018	2017		2016	2015	2014
Selected Per Share Data:
Net asset value, beginning of year	$22.64	$17.68		$18.23	$18.54	$17.19

Investment operations:
Net investment income	0.28	0.24		0.22 (a)	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.43	4.98		(0.57)	0.49 (b)	2.46
Total from investment operations	0.71	5.22		(0.35)	0.67	2.65

Less distributions to shareholders from:
Net investment income	(0.26)	(0.26)		(0.20)	(0.15)	(0.18)
Net realized gains	(0.74)	—		—	(0.83)	(1.12)
Total distributions	(1.00)	(0.26)		(0.20)	(0.98)	(1.30)

Redemption fees	—	—		— (c)	— (c)	— (c)

Net asset value, end of year	$22.35	$22.64		$17.68	$18.23	$18.54

Total Return (d)	3.01%	29.72%		(1.91)%	3.61%	16.23%

Ratios and Supplemental Data:

Net assets, end of year (000 omitted)	$28,870	$40,957		$32,514	$36,909	$29,197
Before waiver:
Ratio of expenses to average net assets	1.11%	1.17%		1.16%	1.25%	1.93%
After waiver:
Ratio of expenses to average net assets	0.98%	0.99	%(e)	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	1.17%	1.20%		1.22%	1.00%	1.09%
Portfolio turnover rate (f)	58%	50%		69%	45%	57%

(a)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(b)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.98% for the fiscal year ended October 31, 2017.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	23

Dana Small Cap Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each period)

	Years Ended October 31,		For the Period Ended October 31,
	2018	2017	2016(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.43	$9.30	$10.00

Investment operations:
Net investment income (loss)	(0.03)	— (b)	0.01
Net realized and unrealized gain (loss) on investments	(0.31)	2.14	(0.70	)(c)
Total from investment operations	(0.34)	2.14	(0.69)

Less distributions to shareholders from:
Net investment income	— (b)	(0.01)	(0.01)
Total distributions	— (b)	(0.01)	(0.01)

Redemption fees	—	—	—	(b)

Net asset value, end of period	$11.09	$11.43	$9.30

Total Return (d)	(2.95)%	23.08%	(6.87	)%(e)

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$16,196	$14,011	$6,575
Before waiver:
Ratio of expenses to average net assets	1.75%	2.02%	4.11	%(f)
After waiver:
Ratio of expenses to average net assets	0.95%	0.95%	0.95	%(f)
Ratio of net investment income (loss) to average net assets	(0.24)%	—%	0.12	%(f)
Portfolio turnover rate (g)	78%	58%	54	%(e)

(a)	For the period November 3, 2015(commencement of operations) to October 31, 2016.
(b)	Rounds to less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

24	See accompanying notes which are an integral part of these financial statements.

Dana Small Cap Equity Fund – Investor Class
Financial Highlights

(For a share outstanding during each period)

	Years Ended October 31,		For the Period Ended October 31,
	2018	2017	2016(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.38	$9.28	$10.00

Investment operations:
Net investment income (loss)	(0.08)	(0.02)	—	(b)
Net realized and unrealized gain (loss) on investments	(0.28)	2.13	(0.71	)(c)
Total from investment operations	(0.36)	2.11	(0.71)

Less distributions to shareholders from:
Net investment income	—	(0.01)	(0.01)
Total distributions	—	(0.01)	(0.01)

Redemption fees	—	—	—	(b)

Net asset value, end of period	$11.02	$11.38	$9.28

Total Return (d)	(3.16)%	22.73%	(7.13	)%(e)

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$3,473	$6,776	$3,604
Before waiver:
Ratio of expenses to average net assets	2.00%	2.27%	4.53	%(f)
After waiver:
Ratio of expenses to average net assets	1.20%	1.20%	1.20	%(f)
Ratio of net investment loss to average net assets	(0.46)%	(0.25)%	(0.10	)%(f)
Portfolio turnover rate (g)	78%	58%	54	%(e)

(a)	For the period November 3, 2015(commencement of operations) to October 31, 2016.
(b)	Rounds to less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	25

Dana Funds
Notes to the Financial Statements

October 31, 2018

NOTE 1. ORGANIZATION

The Dana Large Cap Equity Fund (the “Large Cap Fund”) and the Dana Small Cap Equity Fund (the “Small Cap Fund”) (each a “Fund” and collectively, the “Funds”) are each an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (“Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is Dana Investment Advisors, Inc. (the “Adviser”). Each Fund seeks long-term growth of capital.

The Large Cap Fund and Small Cap Fund currently offer Investor Class shares and Institutional Class shares. Effective on the close of business on October 13, 2017, Class A shares were consolidated into Class N shares of the Large Cap Fund which was subsequently re-designated Investor Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Board. Prior to February 28, 2017, all share classes imposed a 2.00% redemption fee on shares redeemed within 60 days of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statements of operations when incurred. During the fiscal year ended October 31, 2018, the Funds did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major

26

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2018

tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute substantially all of their net investment income quarterly. The Funds intend to distribute their net realized long-term and short-term capital gains, if any, annually. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

For the fiscal year ended October 31, 2018, the Funds made the following reclassifications to increase (decrease) the components of net assets:

	Paid-In Capital	Accumulated Earnings
Large Cap Fund	$(1)	$1
Small Cap Fund	(9,283)	9,283

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

27

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2018

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely

28

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2018

traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2018:

Large Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$204,110,493	$—	$—	$204,110,493
Money Market Funds	1,048,163	—	—	1,048,163
Total	$205,158,656	$—	$—	$205,158,656

Small Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$19,512,927	$—	$—	$19,512,927
Money Market Funds	184,439	—	—	184,439
Total	$19,697,366	$—	$—	$19,697,366

(a)	Refer to Schedule of Investments for sector classifications.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement for each Fund, manages the Funds’ investments subject to oversight of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.65% and 0.75% of the average daily net assets of the Large Cap Fund and the Small Cap Fund, respectively. Prior to July 1, 2018, the Funds were obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.70% and 0.80% of the average daily net assets of the Large Cap Fund and the Small Cap Fund, respectively. For the fiscal year ended October 31, 2018, the Adviser earned fees of $1,438,158 from the Large Cap Fund and $167,066 from the Small Cap Fund before the waivers described below. At October 31, 2018, the Large Cap Fund owed the Adviser $101,025 and the Adviser owed the Small Cap Fund $2,908.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 28, 2019, but only to the extent necessary so that the Funds’ net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and

29

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2018

indirect expenses (such as “acquired funds fees and expenses”) do not exceed 0.73% for Institutional Class and Investor Class for the Large Cap Fund and do not exceed 0.95% for the Institutional Class and Investor Class for the Small Cap Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the applicable Fund within three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through February 28, 2019. The expense cap may not be terminated prior to this date except by the Board. For the fiscal year ended October 31, 2018, the Adviser waived fees of $267,323 from the Large Cap Fund and $170,979 from the Small Cap Fund. As of October 31, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $857,905 and $494,903 from the Large Cap Fund and Small Cap Fund, respectively, pursuant to the aforementioned conditions, no later than October 31, 2021.

The Trust retains Ultimus Asset Services, LLC (“Ultimus” or “Administrator”), to provide the Funds with administration, compliance (including a chief compliance officer), fund accounting, and transfer agent services, including all regulatory reporting. Prior to April 12, 2018, Ultimus Asset Services, LLC, an affiliate of the Administrator, provided these services. Expenses incurred by the Funds for these services are allocated to the individual Funds based on each Fund’s relative net assets.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares.

	Large Cap Fund	Small Cap Fund
Administration	$106,033	$38,000
Fund accounting	55,986	30,001
Transfer agent	22,895	23,400
Payable to Administrator	14,698	7,583

The Trust, with respect to each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Funds will pay the Distributor and any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating at a rate of 0.25% of the average daily net assets for the Investor Class shares in connection with the promotion and distribution of the Funds’ shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Funds, or the Adviser, may pay all, or a portion, of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program

30

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2018

typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2018, Investor Class shares 12b-1 expense incurred by the Large Cap Fund was $82,940 and Investor Class shares 12b-1 expense incurred by the Small Cap Fund was $11,815. The Large Cap Fund owed $6,289 for Investor Class 12b-1 fees as of October 31, 2018 and the Small Cap Fund owed $770 for Investor Class shares 12b-1 fees as of October 31, 2018.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2018, purchases and sales of investment securities, other than short-term investments were as follows:

	Large Cap Fund	Small Cap Fund
Purchases	$148,766,103	$16,301,898

Sales	119,946,226	16,649,667

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2018.

NOTE 6. FEDERAL TAX INFORMATION

At October 31, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Large Cap Fund	Small Cap Fund
Gross unrealized appreciation	$26,291,227	$2,636,723
Gross unrealized depreciation	(7,763,819)	(1,466,568)
Net unrealized appreciation/(depreciation) on investments	18,527,408	1,170,155
Tax cost of investments	186,631,248	18,527,211

At October 31, 2018, the difference between book basis and tax basis unrealized appreciation for the Large Cap Fund and Small Cap Fund was attributable primarily to the tax deferral of losses on wash sales and the return of capital adjustments from real estate investment trusts.

31

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2018

At October 31, 2018, the Funds’ most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Large Cap Fund	$290,451	$16,128,183	$—	$18,527,408	$34,946,042
Small Cap Fund	$—	$1,344,165	$(65,720)	$1,170,155	$2,448,600

The tax character of distributions for the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	Large Cap Fund		Small Cap Fund
	2018	2017	2018	2017
Distributions paid from:
Ordinary Income	$2,795,130	$2,137,155	$—	$11,650
Long-Term Capital Gains	6,365,270	—	4,138	—
Return of Capital	—	—	—	3,993
	$9,160,400	$2,137,155	$4,138	$15,643

Capital loss carryforwards are available to off set future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended October 31, 2018, the Small Cap Fund utilized $202,264 of their capital loss carryforwards.

For the tax year ended October 31, 2018, the Small Cap Fund deferred Qualified Late Year Ordinary losses of $65,720.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

32

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2018

NOTE 9. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

33

Report of Independent Registered Public Accounting Firm

To the Shareholders of Dana Large Cap Equity Fund and Dana Small Cap Equity Fund and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dana Large Cap Equity Fund and Dana Small Cap Equity Fund (the “Funds”), each a series of Valued Advisers Trust, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for Dana Large Cap Equity Fund, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended for Dana Small Cap Equity Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies within the family of funds since 2012.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 21, 2018

34

Summary of Fund Expenses (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

35

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
Large Cap Fund
Institutional Class	Actual	$1,000.00	$994.90	$3.67	0.73%

	Hypothetical (b)	$1,000.00	$1,021.53	$3.72	0.73%

Investor Class	Actual	$1,000.00	$993.60	$4.92	0.98%

	Hypothetical (b)	$1,000.00	$1,020.27	$4.99	0.98%

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
Small Cap Fund
Institutional Class	Actual	$1,000.00	$984.90	$4.75	0.95%

	Hypothetical (b)	$1,000.00	$1,020.42	$4.84	0.95%

Investor Class	Actual	$1,000.00	$983.90	$6.00	1.20%

	Hypothetical (b)	$1,000.00	$1,019.16	$6.11	1.20%

(a)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s investment adviser for the period beginning May 1, 2018 to October 31, 2018. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

(b)	Hypothetical assumes 5% annual return before expenses.

36

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Large Cap Fund and Small Cap Fund designate approximately 100% and 0%, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Large Cap Fund’s and Small Cap Fund’s calendar year 2018 ordinary income dividends, 100% and 0%, respectively, qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 2018, the Large Cap Fund and Small Cap Fund designated $6,365,270 and $4,138, as 20% long-term capital gain distributions, respectively.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 51 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	None.
Ira P. Cohen, 59 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014); Chairman (since April 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017).

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

37

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 56 Trustee Since March 2017	Current: Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, 33 Principal Executive Officer and President Since April 2018	Current: Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015). Previous: Vice President, Citigroup, Inc. (July 2009 to February 2015).	None.
Bryan W. Ashmus, 45 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015).

None.
Brandon R. Kipp, 35 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017)

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.

38

Trustees and Officers (Unaudited) (continued)

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Carol J. Highsmith, 54 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 280-9648 to request a copy of the SAI or to make shareholder inquiries.

39

Investment Advisory Agreement Renewal (Unaudited)

At a meeting held on June 6 and 7, 2018, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreements (the “Dana Agreements”) between Valued Advisers Trust (the “Trust”) and Dana Investment Advisors, Inc. (“Dana”) with respect to the Dana Large Cap Equity Fund (the “Large Cap Fund”) and the Dana Small Cap Equity Fund (the “Small Cap Fund”) (collectively, the “Dana Funds”). Dana provided written information to the Board to assist the Board in its considerations.

The Board discussed the contractual arrangements between Dana and the Trust for the Dana Funds. They reflected upon the Board’s prior experience with Dana in managing the Dana Funds, as well as their earlier discussions with Dana.

Counsel then directed the Trustees to a memorandum from his firm that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Dana Agreements. In assessing the factors and reaching its decision, the Board took into consideration information furnished by Dana and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the renewal process, including: (i) reports regarding the services and support provided to the Dana Funds by Dana; (ii) quarterly assessments of the investment performance of the Dana Funds; (iii) commentary on the reasons for the performance; (iv) presentations by Dana addressing its investment philosophy, investment strategy, personnel, and operations of Dana; (v) compliance and audit reports concerning the Dana Funds and Dana; (vi) disclosure information contained in the registration statement of the Trust for the Dana Funds and Dana’s Form ADV; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Dana Agreements. The Board also requested and received materials including, without limitation: (a) documents containing information about Dana, including its financial information; a description of its personnel and the services it provides to the Dana Funds; information on Dana’s investment advice and performance; summaries of the Dana Funds’ expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Dana Funds; and (c) the benefits to be realized by Dana from its relationship with the Dana Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Dana Agreements and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by Dana. The Board considered Dana’s responsibilities under the Dana Agreements. The Trustees considered the services being provided by Dana to the Dana Funds including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Dana Funds’ investment objectives and limitations, its coordination of services for the Dana Funds among their service providers, and its efforts to promote the Dana Funds and grow their assets. The Trustees considered Dana’s continuity of, and commitment to retain, qualified personnel and Dana’s commitment to maintain and enhance its resources and systems, the commitment of Dana’s personnel to finding alternatives and options that allow the Dana Funds to maintain their goals, and Dana’s continued cooperation with the Board and counsel for the Dana Funds. The Trustees considered Dana’s personnel, including their education and experience. After considering the foregoing information and further information in the Meeting materials

40

Investment Advisory Agreement Renewal (Unaudited) (continued)

provided by Dana, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Dana were satisfactory and adequate for the Dana Funds.

2.

Investment Performance of the Dana Funds and Dana. The Trustees compared the performance of each of the Dana Funds with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of each of the Dana Funds’ benchmark. The Trustees also considered the consistency of Dana’s management of the Dana Funds with their investment objectives, strategies, and limitations. The Trustees noted that, as of March 31, 2018, the Large Cap Fund’s performance was above its peer group average and mean for the one-year and three-year periods. The Trustees noted that the Large Cap Fund’s performance was above that of its benchmark for the year-to-date period and for the one-year period, but below the benchmark for the three-year period. When compared to other funds in its Morningstar category, the Trustees observed that the Large Cap Fund’s performance was above the average for the one-year, three-year, and five-year periods, and above the median for the one-year and five-year periods, but below the median for the three-year period. They noted that the Investor Class performance for the three-year period was below the average. The Trustees also considered the performance of Dana’s separate accounts that were managed in a manner similar to that of the Large Cap Fund and they noted that the performance was relatively comparable. The Trustees considered the performance of the Small Cap Fund, and observed that, as of March 31, 2018, the Small Cap Fund underperformed as compared to the average and median of its peer group for the one-year period and for the one-month and three-month periods. As compared to its benchmark, the Trustees noted that the Small Cap Fund underperformed for the one-year and year-to-date periods. They also noted that the Small Cap Fund’s performance was below the average and median of its Morningstar category for the one-month, three-month, and one-year periods. The Trustees also considered the performance of Dana’s separate accounts that were managed in a manner similar to that of the Small Cap Fund and they noted that the performance was relatively comparable, with the performance of the separate accounts being a bit higher. The Trustees took into consideration discussions with representatives of Dana regarding the reasons for the performance of each of the Dana Funds. After reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Dana Funds and Dana was satisfactory.

3.

The costs of the services to be provided and profits to be realized by Dana from the relationship with the Dana Funds. The Trustees considered: (1) Dana’s financial condition; (2) the asset level of the Dana Funds; (3) the overall expenses of each of the Dana Funds; and (4) the nature and frequency of management fee payments. The Trustees reviewed information provided by Dana regarding its profits associated with managing each of the Dana Funds, noting that Dana is currently waiving a portion of its management fee for its services rendered to each of the Dana Funds. The Trustees also considered potential benefits for Dana in managing the Dana Funds. The Trustees then compared the fees and expenses of the Dana Funds (including the management fee) to other comparable mutual funds. The Trustees noted that the Large Cap Fund’s management fee was slightly above the average and equal to the median of its peer group and above the average and median of its Morningstar category. The Trustees also noted that the Large Cap Fund’s net expense ratio for the Institutional Class was lower than that of the peer group average and median and below the average and median of its Morningstar category, because of Dana’s contractual commitment to limit the expenses of the Large Cap Fund. They noted that the Investor Class expense ratio was slightly higher than the average and higher than the median. With respect to the

41

Investment Advisory Agreement Renewal (Unaudited) (continued)

Small Cap Fund, the Trustees noted that the management fee was below the average and median of its peer group and comparable to the average and median of its Morningstar category. They also noted that the Small Cap Fund’s expense ratio for the Institutional Class was below the average and median of its peer group and below the average and median of its Morningstar category. They noted that the Investor Class expense ratio was higher than the median. The Board also considered Dana’s intent to lower the management fee with respect to each of the Dana Funds in connection with the renewal. The Board noted that the fees that Dana assesses for separate account clients that have strategies similar to that of each of the Dana Funds, respectively, could be comparable or lower and they expressed the view that the reasons for such differences were acceptable and reasonable. Based on the foregoing, the Board concluded that the fees to be paid to Dana by each of the Dana Funds and the profits to be realized by Dana, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Dana.

4.

The extent to which economies of scale would be realized as the Dana Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Dana Funds’ investors. The Board considered the Dana Funds’ fee arrangements with Dana. The Board considered that while the management fee remained the same at all asset levels, the shareholders experienced benefits from each of the Dana Funds’ expense limitation arrangements. The Trustees noted that once the expenses fell below the cap set by each arrangement, the shareholders would continue to benefit from economies of scale under the Dana Funds’ arrangements with other service providers to the Dana Funds, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of Dana at the inception of each of the Dana Funds to ensure that a cost structure was in place that was beneficial for the Dana Funds as they grew. In light of its ongoing consideration of the Dana Funds’ asset levels, expectations for growth in the Dana Funds, and fee levels, the Board determined that the Dana Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Dana.

5.

Possible conflicts of interest and benefits to Dana. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Dana Funds; the basis of decisions to buy or sell securities for the Dana Funds and the substance and administration of Dana’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Dana’s potential conflicts of interest. The Trustees noted that Dana may utilize soft dollars and the Trustees noted Dana’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to Dana, including the fact that the Dana Funds provide an attractive vehicle for smaller accounts, which may increase the total assets under management by Dana and provide marginal cost efficiency. Based on the foregoing, the Board determined that the standards and practices of Dana relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by Dana in managing the Dana Funds were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Dana Agreements between the Trust and Dana.

42

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ account transactions, transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-855-280-9648

43

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

44

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PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 280-9648 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Dana Investment Advisors, Inc.

20700 Swenson Drive, Suite 400

Waukesha, WI 53186

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Annual Report October 31, 2018

Foundry Partners Fundamental Small Cap
Value Fund

Market Overview and Fund Performance

For the year ending October 31, 2018 the broad market indexes, S&P 500 Index and the Dow Jones Industrial Average (“DJIA”), gained 7.35% and 9.87%, respectively. From a style perspective, growth thumped value across all market caps, according to the Russell Indexes. On the size front, it went largest to smallest with large caps leading followed by midcaps and small caps. The following table shows the Russell Index returns according to size and style.

Year Ending October 31, 2018
Index name	1 Year
Large-cap indexes
Russell 1000® Index	6.98%
Russell 1000® Growth Index	10.71%
Russell 1000® Value Index	3.04%
Mid-cap indexes
Russell Midcap® Index	2.80%
Russell Midcap® Growth Index	6.14%
Russell Midcap® Value Index	0.16%
Small-cap indexes
Russell 2000® Index	1.85%
Russell 2000® Growth Index	4.13%
Russell 2000® Value Index	-0.59%

Although the returns shown above may appear to be run of the mill, we can assure you that that was not the case. Let’s quickly review the past twelve months. 2017 ended on a strong note riding the wave of Trump’s pro-growth policies and the Federal Reserve cautiously navigating the path to normalized interest rates. Short Volatility (short vol) traders and Crypto currencies were still all the rage. Unfortunately, 2018 came with a vengeance! By March, the short vol trade was wiped out (literally) and many crypto currencies lost over 50% of their value. As market participants wondered how bad things would get, a shot of strong GDP growth in the second quarter of 2018 pushed markets to new highs, peaking in August. The last few months of the year witnessed the return of volatility as the rhetoric of trade war heightened, economic growth forecasts were declining, gridlock in Washington (after midterms) dampened the potential for pro-growth policy, and the likelihood of continued rate hikes had investors nervous. Whew! We certainly live in interesting times.

For the twelve months ended October 31, 2018 the Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) underperformed the benchmark. The largest detractors included Materials, Information Technology, Health Care, and Industrials. This weakness was partially offset by strength in Energy, Consumer Staples, and Financials.

Materials was the weakest sector as chemical companies faced raw material inflation on the heels of rising oil prices. Both Kraton Corp. and Cabot Corp. lost ground during the year, falling 43.8% and 18.5%, respectively. Bucking the trend was Stepan Corp., rising 4.6%. Owens Illinois, a glass

Annual Report

1

Market Overview and Fund Performance (Continued)

container manufacturer, dropped 34.4% as beer bottle volumes fell. Many of these companies do not have earnings and are still in developmental stages, making it difficult to assess the earnings power of the company. With interest rates below normalized levels, investors flocked into long duration assets, such as Pharma companies, pushing stock prices to elevated levels. As interest rates continue to rise valuation levels should revert to median levels.

Energy was the largest positive contributor to performance during the year. Early in 2018, we found that many of the companies had restructured their balance sheets leaving the companies in a position to pay down debt as oil climbed to $55 per barrel. At those levels several companies could de-leverage and maintain small amounts of growth capital expenditures. Many names significantly outperformed including Whiting Petroleum, up 55.2%; W&T Offshore, rising 115.4%; and Denbury Resources, up 180.5%. Financials was also a strong relative performer for the Fund. Insurance stocks posted strong relative gains. The Fund’s holdings followed suit as Hanover Insurance gained 15.4%. Strong equity markets bolstered the Capital Markets industry as Alliance Bernstein moved up 23.5% and Waddell & Reed climbed 7.2%.

The U.S. equity markets ended the twelve-month period ending October 31, 2018 in a slump. Fear overwhelmed investors as the market corrected. The market sits at the crossroad of a correction and a bear market with risks of trade wars, slower growth, and interest rate hikes balanced by low unemployment, subdued inflation, and equity valuations near long term averages. As 2019 approaches, we remain optimistic about the economy’s resiliency but, have taken note of the recent volatility and stand ready to take advantage of opportunities the recent sell-off creates. Either way, we have no doubt the next twelve months will be just as interesting as the last twelve!

The Fund’s performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings and Number of Holdings are as of October 31, 2018 and are subject to change at any time.

Value stocks may remain undervalued for extended periods of time and the market may not recognize the intrinsic value of these securities.

Micro cap and small cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The opinions expressed are those of the investment management team and are subject to change without notice, as are statements of financial market trends, which are based on current conditions. Under no circumstances does the information contained within represent a recommendation to buy, hold or sell any security and it should not be assumed that the companies discussed were, or will prove to be, profitable. Current and future holdings are subject to risk.

Annual Report

2

Investment Results (Unaudited)

Average Annual Total Returns(a) As of October 31, 2018
	Investor Class	Institutional Class	Russell 2000® Value Index(b)
One Year	-6.02%	-5.78%	-0.59%
Three Year	7.37%	7.64%	10.52%
Five Year	6.39%	6.65%	7.18%
Ten Year	10.78%	10.98%	10.95%
Since Inception (8/22/07)	N/A	6.89%	6.26%
Since Inception (12/31/03)	9.54%	N/A	7.81%
	Expense Ratios(c)
	Investor Class	Institutional Class
	1.37%	1.12%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)

The Russell 2000® Value Index (“Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated February 28, 2018. Foundry Partners, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 28, 2019, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest expense and dividend expense on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), does not exceed 1.25% of the Fund’s average daily net assets. Information pertaining to the Fund’s expense ratio as of October 31, 2018 can be found on the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Annual Report

3

Investment Results (Unaudited) (Continued)

The chart above assumes an initial investment of $100,000 made on October 31, 2008 and held through October 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA/SIPC.

Annual Report

4

Fund Holdings (Unaudited)

(a)	As a percent of net assets.

Availability of Portfolio Schedules (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov.

Annual Report

5

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments

October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 93.59%
Consumer Discretionary — 13.84%
Aaron's, Inc.	26,765	$1,261,434
Adtalem Global Education, Inc.(a)	52,485	2,657,316
American Axle & Manufacturing Holdings, Inc.(a)	186,905	2,835,349
Big Lots, Inc.	35,219	1,462,293
Bloomin' Brands, Inc.	142,940	2,851,653
Cooper Tire & Rubber Company	43,383	1,340,101
Group 1 Automotive, Inc.	24,580	1,419,250
Helen of Troy Ltd.(a)	7,635	947,656
John Wiley & Sons, Inc., Class A	25,463	1,381,113
KB Home	121,491	2,426,175
M/I Homes, Inc.(a)	46,523	1,124,461
Meredith Corporation	34,581	1,782,996
Movado Group, Inc.	14,879	572,990
TEGNA, Inc.	136,953	1,580,438
Wolverine World Wide, Inc.	49,529	1,741,935
		25,385,160
Consumer Staples — 1.28%
Energizer Holdings, Inc.	40,076	2,355,267
Energy — 4.98%
Alliance Resource Partners LP	54,495	1,045,759
Cosan Ltd., Class A	84,237	703,379
Denbury Resources, Inc.(a)	328,547	1,133,487
Gran Tierra Energy, Inc.(a)	387,992	1,183,376
Southwestern Energy Company(a)	384,377	2,052,572
W&T Offshore, Inc.(a)	206,489	1,391,736
Whiting Petroleum Corporation(a)	24,982	931,829
World Fuel Services Corporation	21,648	692,736
		9,134,874
Financials — 24.34%
AllianceBernstein Holding LP	85,787	2,480,102
Apollo Commercial Real Estate Finance, Inc.	119,869	2,242,749
Associated Banc-Corporation	137,422	3,185,442
Berkshire Hills Bancorp, Inc.	31,317	1,045,048
Chemical Financial Corporation	17,300	810,678
CNO Financial Group, Inc.	100,330	1,896,237
Donnelley Financial Solutions, Inc.(a)	54,280	844,054
F.N.B. Corporation	104,273	1,233,550
First Midwest Bancorp, Inc.	119,608	2,746,200
Fulton Financial Corporation	258,451	4,137,800
Hancock Whitney Corporation	87,130	3,655,974
Hanover Insurance Group, Inc. (The)	8,279	922,115
International Bancshares Corporation	48,318	1,869,907
Nelnet, Inc., Class A	19,091	1,074,632
Old National Bancorp	217,322	3,879,197
TCF Financial Corporation	160,845	3,358,444
Umpqua Holdings Corporation	66,854	1,283,597
Waddell & Reed Financial, Inc., Class A	141,746	2,703,096
Washington Federal, Inc.	83,494	2,351,191
WesBanco, Inc.	32,676	1,310,308
Wintrust Financial Corporation	21,429	1,631,604
		44,661,925
Health Care — 1.79%
LHC Group, Inc.(a)	13,067	1,194,716
NextGen Healthcare, Inc.(a)	33,754	498,547
Select Medical Holdings Corporation(a)	96,396	1,598,245
		3,291,508

See accompanying notes which are an integral part of these financial statements.

Annual Report

6

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments (Continued)

October 31, 2018

	Shares	Fair Value
COMMON STOCKS — (continued)
Industrials — 18.59%
AAR Corporation	62,828	$2,989,356
Aegion Corporation(a)	45,018	871,548
Aircastle Ltd.	133,877	2,601,230
ArcBest Corporation	38,373	1,424,406
Barnes Group, Inc.	37,767	2,137,611
Briggs & Stratton Corporation	45,395	659,589
EMCOR Group, Inc.	34,683	2,461,800
EnerSys	24,903	1,981,532
Generac Holdings, Inc.(a)	45,263	2,296,192
Global Brass & Copper Holdings, Inc.	54,479	1,722,626
Herman Miller, Inc.	28,290	932,156
Hillenbrand, Inc.	41,644	1,994,748
Hyster-Yale Materials Handling, Inc., Class A	26,790	1,619,456
KBR, Inc.	105,512	2,087,027
Kelly Services, Inc., Class A	17,524	411,639
Korn/Ferry International	16,446	742,372
Matthews International Corporation, Class A	32,685	1,360,349
Park-Ohio Holdings Corporation	18,295	605,199
Regal Beloit Corporation	36,420	2,611,314
Rush Enterprises, Inc., Class A	10,223	361,792
Universal Forest Products, Inc.	67,480	1,907,660
Wabash National Corporation	22,159	334,601
		34,114,203
Information Technology — 12.24%
AVX Corporation	72,902	1,216,005
Belden, Inc.	19,112	1,033,004
Celestica, Inc.(a)	156,919	1,628,819
ChipMOS Technology, Inc. - ADR	36,350	479,093
Cohu, Inc.	27,428	570,502
CSG Systems International, Inc.	49,056	1,721,866
Itron, Inc.(a)	38,460	2,005,304
Kulicke & Soffa Industries, Inc.	81,832	1,663,645
NETGEAR, Inc.(a)	10,529	584,149
Plantronics, Inc.	24,012	1,415,988
Sanmina Corporation(a)	62,206	1,573,812
ScanSource, Inc.(a)	25,670	998,050
Science Applications International Corporation	25,828	1,795,304
Sykes Enterprises, Inc.(a)	30,251	927,798
SYNNEX Corporation	6,886	534,393
Tech Data Corporation(a)	26,578	1,878,001
Vishay Intertechnology, Inc.	132,497	2,424,695
		22,450,428
Materials — 7.99%
Cabot Corporation	33,588	1,635,064
Cleveland-Cliffs, Inc.(a)	69,583	748,713
Coeur Mining, Inc.(a)	161,659	772,730
Domtar Corporation	63,284	2,930,682
Hudbay Minerals, Inc.	95,823	374,668
Kraton Corporation(a)	53,480	1,472,839
Mercer International, Inc.	75,016	1,140,993
Owens-Illinois, Inc.(a)	88,435	1,385,776
Pan American Silver Corporation	110,541	1,622,741
Schnitzer Steel Industries, Inc., Class A	33,605	903,975
Stepan Company	20,198	1,668,154
		14,656,335
Real Estate — 5.25%
Ashford Hospitality Trust, Inc.	247,212	1,273,142
Brandywine Realty Trust	138,156	1,942,473
CoreCivic, Inc.	21,748	488,460
GEO Group, Inc. (The)	17,370	384,051
Hospitality Properties Trust	30,309	776,517
Lexington Realty Trust	242,818	1,886,696
Medical Properties Trust, Inc.	88,483	1,314,857
Pennsylvania Real Estate Investment Trust	43,260	387,177

See accompanying notes which are an integral part of these financial statements.

Annual Report

7

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments (Continued)

October 31, 2018

	Shares	Fair Value
COMMON STOCKS — (continued)
Real Estate — (continued)
Select Income REIT	61,966	$1,171,777
		9,625,150
Utilities — 3.29%
ALLETE, Inc.	27,482	2,033,668
IDACORP, Inc.	18,946	1,766,904
Portland General Electric Company	49,782	2,244,173
		6,044,745
Total Common Stocks (Cost $163,904,891)		171,719,595
MONEY MARKET FUNDS — 6.25%
Federated Government Obligations Fund, Institutional Class, 2.06%(b)	11,465,003	11,465,003
Total Money Market Funds (Cost $11,465,003)		11,465,003
Total Investments — 99.84% (Cost $175,369,894)		183,184,598
Other Assets in Excess of Liabilities — 0.16%		288,344
NET ASSETS — 100.00%		$183,472,942

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2018.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

Annual Report

8

Foundry Partners Fundamental Small Cap Value Fund

Statement of Assets and Liabilities

October 31, 2018

Assets
Investments in securities at fair value (cost $175,369,894)	$183,184,598
Receivable for fund shares sold	51,737
Receivable for investments sold	1,018,400
Dividends receivable	126,995
Prepaid expenses	12,552
Total Assets	184,394,282
Liabilities
Payable for fund shares redeemed	24,769
Payable for investments purchased	700,826
Payable to Adviser	137,632
Accrued distribution (12b-1)	5,763
Payable to Administrator	17,732
Payable to trustees	2,307
Other accrued expenses	32,311
Total Liabilities	921,340
Net Assets	$183,472,942
Net Assets consist of:
Paid-in capital	161,115,091
Accumulated earnings	22,357,851
Net Assets	$183,472,942
Investor Class:
Net Assets	$25,714,764
Shares outstanding	1,162,985
Net asset value, offering and redemption price per share	$22.11
Institutional Class:
Net Assets	$157,758,178
Shares outstanding	7,093,915
Net asset value, offering and redemption price per share	$22.24

See accompanying notes which are an integral part of these financial statements.

Annual Report

9

Foundry Partners Fundamental Small Cap Value Fund

Statement of Operations

Year Ended October 31, 2018

Investment Income
Dividend income (net of foreign taxes withheld of $2,735)	$3,559,181
Total investment income	3,559,181
Expenses
Investment Adviser	1,662,879
Administration	139,989
Distribution (12b-1) Investor Class	83,591
Fund accounting	55,504
Registration	43,073
Custodian	27,192
Transfer agent	23,000
Legal	21,705
Insurance	20,357
Printing	19,409
Audit and tax preparation	18,000
Trustee	11,823
Miscellaneous	33,622
Net operating expenses	2,160,144
Net investment income	1,399,037
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	14,113,178
Net realized loss on foreign currency translations	(119)
Net change in unrealized appreciation (depreciation) of investment securities	(26,945,510)
Net realized and change in unrealized loss on investments	(12,832,451)
Net decrease in net assets resulting from operations	$(11,433,414)

See accompanying notes which are an integral part of these financial statements.

Annual Report

10

Foundry Partners Fundamental Small Cap Value Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,399,037	$666,267
Net realized gain on investment securities transactions	14,113,059	5,897,086
Net change in unrealized appreciation (depreciation) of investment securities	(26,945,510)	24,884,360
Net increase (decrease) in net assets resulting from operations	(11,433,414)	31,447,713
Distributions to Shareholders from Earnings
Investor Class	(1,339,135)	(1,110,621)
Institutional Class	(5,456,746)	(2,972,180)
Total Distributions	(6,795,881)	(4,082,801)
Capital Transactions - Investor Class
Proceeds from shares sold	2,394,716	7,499,554
Reinvestment of distributions	1,319,586	1,094,341
Amount paid for shares redeemed	(16,819,179)	(12,676,422)
Total Capital Transactions - Investor Class	(13,104,877)	(4,082,527)
Capital Transactions - Institutional Class
Proceeds from shares sold	38,259,669	54,010,989
Reinvestment of distributions	5,229,045	2,800,611
Amount paid for shares redeemed	(22,224,432)	(23,401,744)
Total Capital Transactions - Institutional Class	21,264,282	33,409,856
Net increase in net assets resulting from capital transactions	8,159,405	29,327,329
Total Increase (Decrease) in Net Assets	(10,069,890)	56,692,241
Net Assets
Beginning of year	193,542,832	136,850,591
End of year	$183,472,942	$193,542,832

(a)

For the year ended October 31, 2017, the Fund had distributions from net investment income of $239,835 and $848,537 and distributions from net realized gains of $870,786 and $2,123,643 for the Investor Class and Institutional Class, respectively. As of October 31, 2017, accumulated net investment income was $280,258.

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statements of Changes in Net Assets (Continued)

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Share Transactions - Investor Class
Shares sold	99,902	325,986
Shares issued in reinvestment of distributions	55,144	47,292
Shares redeemed	(710,278)	(551,826)
Total Share Transactions - Investor Class	(555,232)	(178,548)
Share Transactions - Institutional Class
Shares sold	1,596,204	2,339,947
Shares issued in reinvestment of distributions	217,786	120,612
Shares redeemed	(925,045)	(1,011,806)
Total Share Transactions - Institutional Class	888,945	1,448,753

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Investor Class Financial Highlights

(For a share outstanding during each year)

	Years Ended October 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of year	$24.32	$20.49	$21.41	$23.63	$23.87

Investment operations:
Net investment income	0.12	0.05	0.16	0.19	0.15
Net realized and unrealized gain (loss) on investments	(1.52)	4.37	1.32	(0.11)	2.13
Total from investment operations	(1.40)	4.42	1.48	0.08	2.28

Less distributions to shareholders from:
Net investment income	(0.08)	(0.13)	(0.26)	(0.18)	(0.16)
Net realized gains	(0.73)	(0.46)	(2.14)	(2.12)	(2.36)
Total distributions	(0.81)	(0.59)	(2.40)	(2.30)	(2.52)

Paid in capital from redemption fees	—	—	— (a)	— (a)	— (a)

Net asset value, end of year	$22.11	$24.32	$20.49	$21.41	$23.63

Total Return (b)	(6.02)%	21.68%	8.23%	0.21%	9.89%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$25,715	$41,786	$38,864	$60,134	$64,020
Before waiver:
Ratio of net expenses to average net assets	1.31%	1.36%	1.43%	1.41%	1.37%
After waiver:
Ratio of net expenses to average net assets	1.31%	1.36%	1.43%	1.37%	1.25%
Ratio of net investment income to average net assets	0.49%	0.22%	0.84%	0.87%	0.63%
Portfolio turnover rate (c)	34.41%	28.16%	12.85%	43.59%	36.66%

(a)	Amount is less than $0.005.
(b)

Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, and excludes any sales charge and redemptions that were charged by the Fund prior to August 30, 2016.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Institutional Class Financial Highlights

(For a share outstanding during each year)

	Years Ended October 31,
	2018	2017	2016	2015	2014
Selected Per Share Data
Net asset value, beginning of year	$24.46	$20.60	$21.52	$23.74	$23.98

Investment operations:
Net investment income	0.18	0.11	0.25	0.26	0.20 (a)
Net realized and unrealized gain (loss) on investments	(1.53)	4.39	1.29	(0.12)	2.14
Total from investment operations	(1.35)	4.50	1.54	0.14	2.34

Less distributions to shareholders from:
Net investment income	(0.14)	(0.18)	(0.32)	(0.24)	(0.22)
Net realized gains	(0.73)	(0.46)	(2.14)	(2.12)	(2.36)
Total distributions	(0.87)	(0.64)	(2.46)	(2.36)	(2.58)

Net asset value, end of year	$22.24	$24.46	$20.60	$21.52	$23.74

Total Return (b)	(5.78)%	22.01%	8.50%	0.46%	10.12%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$157,758	$151,757	$97,987	$87,023	$82,086
Before waiver:
Ratio of expenses to average net assets	1.06%	1.11%	1.18%	1.16%	1.12%
After waiver:
Ratio of net expenses to average net assets	1.06%	1.11%	1.18%	1.12%	1.00%
Ratio of net investment income to average net assets	0.76%	0.45%	1.05%	1.12%	0.85%
Portfolio turnover rate (c)	34.41%	28.16%	12.85%	43.59%	36.66%

(a)	Per share amounts calculated using average shares method.
(b)

Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, and excludes any sales charge and redemptions that were charged by the Fund prior to August 30, 2016.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2018

NOTE 1. ORGANIZATION

The Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Foundry Partners, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers Investor Class shares and Institutional Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or as expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2018

Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations when incurred. During the fiscal year ended October 31, 2018, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund holds Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the REIT’s underlying taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from REITs that represent a return of capital or capital gains are recorded as a reduction of the cost of the REITs or as a realized gain, respectively.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income,

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16

expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share (“NAV”) of the Fund.

For the fiscal year ended October 31, 2018, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings
$(14,099)	$14,099

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2018

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2018:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$171,719,595	$—	$—	$171,719,595
Money Market Funds	11,465,003	—	—	11,465,003
Total	$183,184,598	$—	$—	$183,184,598

(a)	Refer to Schedule of Investments for sector classifications.

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NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the management agreement between the Trust and the Adviser for the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2018, the Adviser earned a fee $1,662,879 of from the Fund. At October 31, 2018, the Fund owed the Adviser $137,632.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest expense and dividends on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds), do not exceed an annual rate of 1.25% of the average daily net assets of the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement. As of October 31, 2018, the Adviser has made no previous waivers that may be recouped. The contractual agreement is in effect through February 28, 2019. The expense cap may not be terminated prior to this date except by the Board. For the fiscal year ended October 31, 2018, the Adviser did not waive any fees from the Fund.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), to provide the Fund with administration and compliance, including a chief compliance officer (CCO), fund accounting and transfer agent services, including all regulatory reporting. Prior to April 12, 2018, Ultimus Asset Services, LLC, an affiliate of the Administrator, provided these services. For the fiscal year ended October 31, 2018, the Administrator earned fees of $139,989 for administrative services, $55,504 for fund accounting services, and $23,000 for transfer agent services. At October 31, 2018, the Administrator was owed $17,732 for administrative services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor” or “Unified”) acts as the principal distributor of the Fund’s shares.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the “1940 Act”). The Plan provides that the Fund will pay the Distributor or any registered securities dealer, financial institution or any other person (a “Recipient”) a fee aggregating at a rate of 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2018

to, advertising, compensation to underwriters, dealers and selling personnel; the printing and mailing of prospectuses to other than current Fund shareholders; the printing and mailing of sales literature; and servicing shareholder accounts. The Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2018, Investor Class shares 12b-1 expense incurred by the Fund was $83,591. The Fund owed $5,763 for Investor Class shares 12b-1 fees as of October 31, 2018.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2018, purchases and sales of investment securities, other than short-term investments, were $62,878,446 and $63,098,151, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2018.

NOTE 6. FEDERAL INCOME TAXES

At October 31, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$18,375,179
Gross unrealized depreciation	(10,502,908)
Net unrealized appreciation on investments	$7,872,271
Tax cost of investments	$175,312,327

At October 31, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

At October 31, 2018, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation	Total Accumulated Earnings
$414,457	$14,071,123	$7,872,271	$22,357,851

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The tax character of distributions for the fiscal year ended October 31, 2018 was as follows:

Distributions Paid From(a)
Ordinary Income	Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$1,037,875	$5,758,006	$6,795,881	$6,795,881

The tax character of distributions for the fiscal year ended October 31, 2017 was as follows:

Distributions Paid From(a)
Ordinary Income	Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$1,283,296	$2,799,505	$4,082,801	$4,082,801

(a)

The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income and reclassification of distributions for tax purposes.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

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21

Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2018

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Foundry Partners Fundamental Small Cap Value Fund and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Foundry Partners Fundamental Small Cap Value Fund (the “Fund”), a series of Valued Advisers Trust, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 21, 2018

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Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period (a)	Annualized Expense Ratio
Foundry Partners Fundamental Small Cap Value Fund
Investor Class	Actual	$ 1,000.00	$ 967.20	$6.50	1.31%
	Hypothetical (b)	$ 1,000.00	$ 1,018.60	$6.67	1.31%
Institutional Class	Actual	$ 1,000.00	$ 968.60	$5.26	1.06%
	Hypothetical (b)	$ 1,000.00	$ 1,019.86	$5.39	1.06%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

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Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2018 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2018, the Fund designated $5,758,006 as 20% long-term capital gain distributions.

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Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 51 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	None.
Ira P. Cohen, 59 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014); Chairman (since April 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017).

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

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The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 56 Trustee Since March 2017	Current: Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

The following table provides information regarding the Officers of the Trust:

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, 33 Principal Executive Officer and President Since April 2018	Current: Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015). Previous: Vice President, Citigroup, Inc. (July 2009 to February 2015).	None.
Bryan W. Ashmus, 45 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015).

None.
Brandon R. Kipp, 35 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017)

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.

Annual Report

27

Trustees and Officers (Unaudited) (Continued)

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Carol J. Highsmith, 54 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 247-1014 to request a copy of the SAI or to make shareholder inquiries.

Annual Report

28

Investment Advisory Agreement Approval (Unaudited)

At a meeting held on June 6 and 7, 2018, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Foundry Agreement”) between Valued Advisers Trust (the “Trust”) and Foundry Partners, LLC (“Foundry”) with respect to the Foundry Partners Fundamental Small Cap Value Fund (the “Foundry Fund”). Foundry provided written information to the Board to assist the Board in its considerations.

The Board discussed the contractual arrangements between Foundry and the Trust for the Foundry Fund. They reflected upon the Board’s prior experience with Foundry in managing the Foundry Fund, as well as their earlier discussions with Foundry.

Counsel then directed the Trustees to a memorandum from his firm that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Foundry Agreement. In assessing the factors and reaching its decision, the Board took into consideration information furnished by Foundry and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the renewal process, including: (i) reports regarding the services and support provided to the Foundry Fund by Foundry; (ii) quarterly assessments of the investment performance of the Foundry Fund; (iii) commentary on the reasons for the performance; (iv) presentations by Foundry addressing its investment philosophy, investment strategy, personnel, and operations of Foundry; (v) compliance and audit reports concerning the Foundry Fund and Foundry; (vi) disclosure information contained in the registration statement of the Trust for the Foundry Fund and Foundry’s Form ADV; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Foundry Agreement. The Board also requested and received materials including, without limitation: (a) documents containing information about Foundry, including its financial information; a description of its personnel and the services it provides to the Foundry Fund; information on Foundry’s investment advice and performance; summaries of the Foundry Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Foundry Fund; and (c) the benefits to be realized by Foundry from its relationship with the Foundry Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Foundry Agreement and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by Foundry. The Board considered Foundry’s responsibilities under the Foundry Agreement. The Trustees considered the services being provided by Foundry to the Foundry Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Foundry Fund’s investment objectives and limitations, its coordination of services for the Foundry Fund among the Foundry Fund’s service providers, and its efforts to promote the Foundry Fund and grow its assets. The Trustees considered Foundry’s continuity of, and commitment to retain qualified personnel, commitment to maintain and enhance its resources and systems, and options that allow the Foundry Fund to maintain its goals, and Foundry’s

Annual Report

29

Investment Advisory Agreement Approval (Unaudited) (Continued)

continued cooperation with the Board and counsel for the Foundry Fund. The Trustees considered Foundry’s personnel, including their education and experience. After considering the foregoing information and further information in the Meeting materials provided by Foundry, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Foundry were satisfactory and adequate for the Foundry Fund.

2.

Investment Performance of the Foundry Fund and Foundry. The Trustees compared the performance of the Foundry Fund with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of the Foundry Fund’s benchmark. The Trustees also considered the consistency of Foundry’s management of the Foundry Fund with its investment objectives, strategies, and limitations. The Trustees acknowledged that Foundry has served as adviser to the Foundry Fund only since June of 2016, but one portfolio manager has managed the portfolio since 2006 and the other since 2010. The Trustees noted that the Foundry Fund had underperformed as compared to its benchmark for the one-year and three-year periods, but performed above the benchmark for the five-year period. They also noted that the Foundry Fund had underperformed as compared to the average and median of its Morningstar category for the three-month, one-year, three-year, and five-year periods ended March 31, 2018, and outperformed for the one-month and ten-year periods. The Board reviewed the performance of Foundry in managing separate accounts with investment strategies similar to that of the Foundry Fund and observed that the Foundry Fund’s performance was very comparable for the one-year, three-year, and five-year periods ended March 31, 2018. The Trustees took into consideration discussions with representatives of Foundry during the prior year regarding the reasons for the performance of the Foundry Fund. After further reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Foundry Fund and Foundry was satisfactory.

3.

The costs of the services to be provided and profits to be realized by Foundry from the relationship with the Foundry Fund. The Trustees considered: (1) Foundry’s financial condition; (2) the asset level of the Foundry Fund; (3) the overall expenses of the Foundry Fund; and (4) the nature and frequency of management fee payments. The Trustees reviewed information provided by Foundry regarding its profits associated with managing the Foundry Fund, noting that Foundry is currently waiving a large portion of its management fee. The Trustees also considered potential benefits for Foundry in managing the Foundry Fund. The Trustees then compared the fees and expenses of the Foundry Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Foundry Fund’s management fee was very comparable to the average and median management fees of its peer group, and that the net expense ratio was higher than the peer group average and median. They noted that the Foundry Fund’s management fee was higher than the average and median of funds in its Morningstar category, and that the Foundry Fund’s net expense ratio was also higher. The Board noted that the fees that Foundry assesses for separate account clients that have strategies

Annual Report

30

similar to that of the Foundry Fund could be comparable or lower and they expressed the view that the reasons for such differences were acceptable and reasonable. Based on the foregoing, the Board concluded that the fees to be paid to Foundry by the Foundry Fund and the profits to be realized by Foundry, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Foundry.

4.

The extent to which economies of scale would be realized as the Foundry Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Foundry Fund’s investors. The Board considered the Foundry Fund’s fee arrangements with Foundry. The Board considered that while the management fee remained the same at all asset levels, the Foundry Fund’s shareholders could experience benefits from the Foundry Fund’s expense limitation arrangement if asset levels fell and/or expenses increased. The Trustees noted that although the Foundry Fund’s expenses currently fell below the cap set by the arrangement, the shareholders would continue to benefit from economies of scale under the Foundry Fund’s arrangements with other service providers to the Foundry Fund, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of Foundry to ensure that a cost structure was in place that was beneficial for the Foundry Fund as it grew. In light of its ongoing consideration of the Foundry Fund’s asset and fees levels and expectations for growth, the Board determined that the Foundry Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Foundry.

5.

Possible conflicts of interest and benefits to Foundry. In considering Foundry’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Foundry Fund; the basis of decisions to buy or sell securities for the Foundry Fund and/or Foundry’s other accounts; and the substance and administration of Foundry’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Foundry’s potential conflicts of interest. The Trustees noted that Foundry may utilize soft dollars and the Trustees noted Foundry’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to Foundry, including the fact that the Foundry Fund could provide an attractive vehicle for smaller accounts, which may increase the total assets under management by Foundry. Based on the foregoing, the Board determined that the standards and practices of Foundry relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by Foundry in managing the Foundry Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Foundry Agreement between the Trust and Foundry.

Annual Report

31

Valued Advisers Trust Privacy Policy

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ account transactions, transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-800-247-1014

Who we are
Who is providing this notice?	Valued Advisers Trust

What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 247-1014 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Foundry Partners, LLC

323 Washington Avenue North, Suite 360

Minneapolis, MN 55401

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

Annual Report

October 31, 2018

Fund Adviser:

Kovitz Investment Group Partners, LLC
115 South LaSalle Street, 27th Floor
Chicago, IL 60603
Toll Free (888) 695-3729

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (UNAUDITED)

Kovitz Investment Group Partners, LLC launched the Green Owl Intrinsic Value Fund (the “Fund”) with the goal of seeking long-term capital appreciation through high risk-adjusted returns. Relying on a fundamental, research-driven process, the Fund strives to build a diversified portfolio of equity investments through the purchase of competitively advantaged and financially strong companies at prices substantially less than our estimate of their intrinsic values.

As long-term investors, our research process emphasizes the appraisal of factors that we believe matter most to a business’s long-term success. These include the quality of the business, the strength of the balance sheet, the predictability of the cash flows, and the ability of the management team to allocate capital intelligently and judiciously. We believe these attributes are the most reliable predictors of a company’s ability to maximize intrinsic value on a per share basis.

Market and Performance Summary

For the fiscal year ended October 31, 2018, the Fund returned 1.50%. In comparison, the Fund’s benchmark, the S&P 500 Index, gained 7.35% during the same period. Since inception on December 28, 2011, the Fund has compounded at a rate of 12.11% annually, versus 14.14% annually for the S&P 500 Index over the same time period.

In terms of stock prices, it has been a somewhat choppy year for our holdings. When it comes to growth in intrinsic value, however, it is a much different story. We are invested in exceptionally strong businesses with sturdy moats - many of them widening. Most generate cash flow well above their capital needs allowing for generous cash returns to shareholders in the form of dividends and stock repurchases. Eventually, the prices of the businesses in which we own a partial interest will catch up with the growth in their value and the improvement in long-term prospects we have observed across the Composite portfolio as we continually monitor and update our company-level assumptions.

As the share of investment assets held in passive investment vehicles (index funds/ETFs) increases, we believe engaging in forward-looking, qualitative, and quantitative analysis of business models, balance sheets, earnings, company investment cycles, and management capital allocation policies—in essence, the margin of safety assessment of upside potential and downside risks in individual stocks—becomes more valuable. Passive investors primarily look to index-level movements to drive market returns with fundamentals and valuation an afterthought. Low interest rates have set the cost of capital so low that it has made it difficult for active investors to beat the indices and for value investors to outperform growth. Increased interest rates and credit spreads will likely change this dynamic. In that context, populating portfolios with highly vetted, individual stocks selected on the basis of forward-looking fundamental analysis drives the potential for strong, risk-adjusted returns across changing markets and unpredictable economic cycles.

Volatility, which we lamented as non-existent in these same pages last year, returned in force this past year. (By the way, volatility is stock market code for a down market. You never hear the term volatility when the market is going up.) Recent concerns have centered largely on the hawkish stance of the Federal Reserve, the impact that trade tariffs are having on the global economy and how a global economic slowdown would impact our own strengthening economy. The narrative up until this Fall had been that very little could derail the underlying strength of the U.S. economy.

Historically, the U.S. stock market has averaged at least one 15% correction per year and corrections of 5%-10% have been commonplace. To us, then, recent movements are par for the course. In fact, we welcome it as it allows us to maneuver our portfolio construction in ways that having little volatility does not. Specifically, it permits us to concentrate our holdings in our highest conviction names as well as giving us the opportunity to upgrade the quality of our portfolio. In other words, it allows us to get active again after sitting on our hands for much of the last couple of years. This is evident in the number of transactions described in our “Portfolio Activity” summary below.

1

In the meantime, our job is to continue to identify companies that are unappreciated by the market and whose shares are undervalued. Our bottom-up research emphasizes business quality, industry structures, growth opportunities, management skill, and corporate culture. It is further augmented by our assessment of the company’s ability to sustain earnings power over economic cycles through an understanding of its competitive advantages, business model, and management’s proficiency in the allocation of capital. If a company passes these qualitative screens, our risk management principles will only allow purchase if the shares are trading at a sufficient discount to our estimate of their worth.

Our approach is decidedly contrarian – avoiding recently expensive securities and favoring recently cheap securities. It may be uncomfortable in the short run, but it is a sound way to generate outperformance in the long run. Our job is to endure the emotional discomfort of deviating from the crowd, which sets the stage for our style of investing to continue to work over time. The bedrock of our philosophy is that price matters. Our shareholders would be poorly served if we chose to simply pile into whatever shares had appreciated the most over recent years, ignoring price, valuation, and underlying fundamentals. This is a time when paying calm, careful, and deliberate attention to the changing investment landscape can have a tremendous payoff.

Performance Attribution

Key Contributors to Relative Results

The individual positions that contributed the most to performance, on a dollar basis, during the year were: Apple (AAPL), Boeing (BA), Jacobs Engineering (JEC), Henry Schein (HSIC) and Robert Half International (RHI). On a percentage basis (excluding dividends), the top performers for the year were: Boeing (+38%), Apple (+29%), Jacobs Engineering (+29%), Henry Schein (+22%), and Walgreens Boots Alliance (WBA, +20%).

On a sector basis, the largest contributor to relative results was the Fund’s overweight position along with security selection in the Financials sector. The Fund’s underweight stance in the Energy and Utilities sectors combined with security selection in Consumer Staples also contributed.

Key Detractors to Relative Results

The individual positions that detracted the most from performance, on a dollar basis, during the year were: Mohawk Industries (MHK), Quanta Services (PWR), Bayer AG (BAYZF), Naspers (NPSNY), and American Airlines (AAL). On a percentage basis (excluding dividends), the worst performers for the year were: Bayer AG (-41%), Mohawk Industries (-41%), Naspers (-17%), Halliburton (HAL, -30%), and General Electric (GE, -24%).

On a sector basis, security selection in Consumer Discretionary along with underweight and security selection in Health Care detracted from the Fund’s results.

Portfolio Activity

Portfolio activity during the year included the following:

Initiated positions in the following 10 companies: Analog Devices (ADI), Expedia (EXPE), Facebook (FB), General Electric, Goldman Sachs (GS), Henry Schein, Mohawk Industries, Naspers, Starbucks (SBUX), and US Foods (USFD).

Increased position sizes in the following 9 companies: Amerco (UHAL), American Airlines, Bayer AG, Carmax (KMX), CBRE (CBRE), CBS (CBS), Jacobs Engineering, Valmont Industries (VMI), and Walt Disney (DIS).

Exited positions in the following 9 companies: Bank of New York Mellon (BK), Cheesecake Factory (CAKE), General Electric, Henry Schein, Jeffries Financial Group (JEF), McKesson (MCK), Schlumberger (SLB), TechnipFMC (FTI), and Wells Fargo (WFC).

2

Decreased position sizes in the following 11 companies: American Express (AXP), Apple, Bank of America Mellon (BAC), Boeing, CBRE, Halliburton (HAL), Harley-Davidson (HOG), JPMorgan Chase (JPM), Robert Half International, Valmont Industries, and Walgreens Boots Alliance.

As of October 31, 2018, the Fund’s five largest positions were: Berkshire Hathaway (BRKB), Apple, CBS, Quanta Services, and Alphabet (GOOG).

Overall, we remain optimistic about the long-term outlook for the Fund, where the valuation of its holdings, in aggregate, is significantly lower than that of the overall market. The wide valuation disparities that characterize the current market offer significant opportunities for active management. We remain focused on the careful and patient application of our investment criteria and valuation requirements. Patience, persistence, and a long-term investment horizon are essential to long-term investment success. We encourage our shareholders to take a similar view.

Thank you for your continued support and trust in our ability to manage your investment in the Fund.

3

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns* (For the periods ended October 31, 2018)
	One Year	Five Year	Since Inception (December 22, 2011) (a)
Green Owl Intrinsic Value Fund	1.50%	7.66%	12.11%
S&P 500® Index**	7.35%	11.34%	14.14%

Total annual operating expenses, as disclosed in the Green Owl Intrinsic Value Fund (the "Fund") prospectus dated February 28, 2018, were 1.35% of average daily net assets (1.13% after fee waivers/expense reimbursements by Kovitz Investment Group Partners, LLC (the "Adviser"). The Adviser has agreed to waive its fees and/or reimburse other expenses of the Fund until February 28, 2019, so that Total Annual Fund Operating Expenses do not exceed 1.10%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each waiver and/or reimbursement of an expense is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Fund's expense ratios as of October 31, 2018 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-695-3729.

(a)

The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 27, 2011. December 27, 2011 is the performance calculation inception date.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

**

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

Comparison of the Growth of a $10,000 Investment in the Green Owl Intrinsic Value Fund and the S&P 500® Index (Unaudited)

Green Owl Intrinsic Value Fund $21,870
S&P 500® Index $24,725
Inception Date: December 27, 2011
Value
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
December-11
April-12
October-12
April-13
October-13
April-14
October-14
April-15
October-15
April-16
October-16
April-17
October-17
April-18
October-18
Date

The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 27, 2011. December 27, 2011 is the performance calculation inception date. The chart above assumes an initial investment of $10,000 made on December 28, 2011 and held through October 31, 2018. The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-695-3729. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

5

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Green Owl Intrinsic Value Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov.

6

GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS

October 31, 2018

COMMON STOCKS — 99.34%	Shares	Fair Value
Communication Services — 16.86%
Alphabet, Inc., Class A(a)	773	$843,018
Alphabet, Inc., Class C(a)	2,928	3,152,783
CBS Corporation, Class B	67,430	3,867,110
Facebook, Inc., Class A(a)	13,800	2,094,702
Naspers Ltd., Class N - ADR	41,525	1,452,545
Walt Disney Company (The)	15,800	1,814,314
		13,224,472
Consumer Discretionary — 15.91%
CarMax, Inc.(a)	44,770	3,040,331
Expedia Group, Inc.	16,250	2,038,238
General Motors Company	74,340	2,720,100
Harley-Davidson, Inc.	6,690	255,692
Mohawk Industries, Inc.(a)	20,047	2,500,462
Starbucks Corporation	33,000	1,922,910
		12,477,733
Consumer Staples — 2.28%
US Foods Holding Corporation(a)	39,337	1,147,460
Walgreens Boots Alliance, Inc.	8,075	644,143
		1,791,603
Energy — 0.96%
Halliburton Company	21,700	752,556

Financials — 25.68%
American Express Company	15,000	1,540,950
Aon plc	16,395	2,560,571
Bank of America Corporation	82,975	2,281,813
Berkshire Hathaway, Inc., Class B(a)	28,815	5,915,143
Blackstone Group, L.P. (The)(b)	52,995	1,714,918
Citigroup, Inc.	29,000	1,898,340
Goldman Sachs Group, Inc. (The)	7,800	1,757,886
JPMorgan Chase & Company	22,575	2,461,127
		20,130,748
Health Care — 1.84%
Bayer AG	18,756	1,440,056

Industrials — 22.14%
AMERCO	7,497	2,447,621
American Airlines Group, Inc.	52,640	1,846,611
Boeing Company (The)	6,250	2,217,875

See accompanying notes which are an integral part of these financial statements.

7

GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS – (continued)

October 31, 2018

Common Stocks — 99.34% – continued	Shares	Fair Value
Industrials — 22.14% - continued
Delta Air Lines, Inc.	27,000	$1,477,710
Jacobs Engineering Group, Inc.	41,524	3,118,037
Quanta Services, Inc.(a)	104,955	3,274,596
Robert Half International, Inc.	8,433	510,449
United Parcel Service, Inc., Class B	11,520	1,227,341
Valmont Industries, Inc.	10,003	1,243,473
		17,363,713
Information Technology — 8.49%
Analog Devices, Inc.	23,205	1,942,491
Apple, Inc.	21,535	4,713,150
		6,655,641
Materials — 2.15%
PPG Industries, Inc.	16,015	1,683,016

Real Estate — 3.03%
CBRE Group, Inc., Class A(a)	58,950	2,375,096
Total Common Stocks (Cost $57,750,021)		77,894,634

MONEY MARKET FUNDS - 0.73%
Federated Treasury Obligations Fund - Institutional Class, 1.84%(c)	574,318	574,318
Total Money Market Funds (Cost $574,318)		574,318
Total Investments — 100.07% (Cost $58,324,339)		78,468,952
Liabilities in Excess of Other Assets — (0.07)%		(51,545)
NET ASSETS — 100.00%		$78,417,407

(a)	Non-income producing security.

(b)	Master Limited Partnership

(c)	Rate disclosed is the seven day effective yield as of October 31, 2018.

ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® ("GICS"). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

8

GREEN OWL INTRINSIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

Assets
Investments in securities at fair value (cost $58,324,339)	$78,468,952
Receivable for fund shares sold	70
Dividends receivable	47,665
Tax reclaims receivable	7,795
Prepaid expenses	16,218
Total Assets	78,540,700

Liabilities
Payable for fund shares redeemed	28,930
Payable to Adviser	49,442
Payable to Administrator	10,388
Payable to trustees	1,945
Other accrued expenses	32,588
Total Liabilities	123,293
Net Assets	$78,417,407

Net Assets consist of:
Paid-in capital	$50,802,231
Accumulated earnings	27,615,176
Net Assets	$78,417,407

Shares outstanding (unlimited number of shares authorized, no par value)	4,129,582
Net asset value, offering and redemption price per share	$18.99

See accompanying notes which are an integral part of these financial statements.

9

GREEN OWL INTRINSIC VALUE FUND
STATEMENT OF OPERATIONS

For the year ended October 31, 2018

Investment Income
Dividend income (net of foreign taxes withheld of $6,456)	$1,134,622
Total investment income	1,134,622

Expenses
Investment Adviser	832,111
Administration	75,132
Fund accounting	33,707
Legal	22,787
Transfer agent	22,634
Registration	22,600
Audit and tax preparation	17,700
Printing	17,609
Custodian	14,172
Insurance	10,131
Trustee	8,007
Pricing	2,803
Line of credit	2,515
Miscellaneous	15,648
Total expenses	1,097,556
Fees contractually waived by Adviser	(179,666)
Net operating expenses	917,890
Net investment income	216,732

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on:
Investment securities transactions	7,318,095
Foreign currency translations	(156)
Net change in unrealized depreciation on:
Investment securities	(6,111,745)
Foreign currency translations	(226)
Net realized and change in unrealized gain on investments	1,205,968
Net increase in net assets resulting from operations	$1,422,700

See accompanying notes which are an integral part of these financial statements.

10

GREEN OWL INTRINSIC VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$216,732	$159,564
Net realized gain on investment securities transactions	7,317,939	1,714,521
Net change in unrealized appreciation (depreciation) of investment securities	(6,111,971)	14,951,408
Net increase in net assets resulting from operations	1,422,700	16,825,493

Distributions From
Earnings	(1,693,471)	(230,271)
Total distributions	(1,693,471)	(230,271)

Capital Transactions
Proceeds from shares sold	9,383,880	14,125,089
Reinvestment of distributions	1,602,548	217,018
Amount paid for shares redeemed	(14,366,252)	(10,136,585)
Net increase (decrease) in net assets resulting from capital transactions	(3,379,824)	4,205,522
Total Increase (Decrease) in Net Assets	(3,650,595)	20,800,744

Net Assets
Beginning of year	82,068,002	61,267,258
End of year	$78,417,407	$82,068,002

Share Transactions
Shares sold	480,295	807,820
Shares issued in reinvestment of distributions	83,077	12,699
Shares redeemed	(733,040)	(584,986)
Net increase (decrease) in shares outstanding	(169,668)	235,533

(a)	For the year ended October 31, 2017, all distributions from earnings were from net investment income. As of October 31, 2017, accumulated undistributed net investment income was $101,530.

See accompanying notes which are an integral part of these financial statements.

11

GREEN OWL INTRINSIC VALUE FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Selected Per Share Data
Net asset value, beginning of year	$19.09	$15.08	$14.84	$15.72	$14.99
Investment operations:
Net investment income	0.05	0.04	0.06	0.08	0.19
Net realized and unrealized gain (loss) on investments	0.24	4.03	0.47	(0.16)	1.11
Total from investment operations	0.29	4.07	0.53	(0.08)	1.30

Less distributions to shareholders from:
Net investment income	(0.04)	(0.06)	(0.06)	(0.20)	(0.03)
Net realized gains	(0.35)	—	(0.23)	(0.60)	(0.54)
Total distributions	(0.39)	(0.06)	(0.29)	(0.80)	(0.57)
Net asset value, end of year	$18.99	$19.09	$15.08	$14.84	$15.72

Total Return(a)	1.50%	27.02%	3.65%	(0.60)%	8.86%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$78,417	$82,068	$61,267	$59,318	$60,581
Ratio of expenses to average net assets after expense waiver	1.10%	1.10%	1.10%	1.10%	1.11	%(b)
Ratio of expenses to average net assets before expense waiver	1.32%	1.32%	1.40%	1.37%	1.38%
Ratio of net investment income to average net assets after expense waiver	0.26%	0.22%	0.41%	0.49%	1.30%
Portfolio turnover rate	33%	17%	21%	33%	35%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Includes line of credit interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

12

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2018

NOTE 1. ORGANIZATION

The Green Owl Intrinsic Value Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund commenced operations on December 22, 2011. The Fund’s investment adviser is Kovitz Investment Group Partners, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations when incurred. During the fiscal year ended October 31, 2018, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that

13

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (using procedures approved by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share ("NAV") of the Fund.

For the fiscal year ended October 31, 2018, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings
$(260)	$260

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting

14

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

15

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$77,894,634	$—	$—	$77,894,634
Money Market Funds	574,318	—	—	574,318
Total	$78,468,952	$—	$—	$78,468,952

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the management agreement, on behalf of the Fund, the Adviser manages the Fund’s investments subject to approval by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2018, the Adviser earned a fee of $832,111 from the Fund before the reimbursement described below. At October 31, 2018, the Fund owed the Adviser $49,442.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year, do not exceed 1.10% of the Fund’s average daily net assets through February 28, 2019. The operating expense limitation also excludes any fees and expenses of acquired funds.

Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three fiscal years following the date the particular expense payment occurred, provided such reimbursement can be achieved without exceeding the expense limitation that was in effect at the time of the waiver or the reimbursement and the expense limitation in place at the time of the repayment. As of October 31, 2018, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $509,470 from the Fund no later than October 31, 2021.

The Trust retains Ultimus Fund Solutions, LLC (“the Administrator”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. Prior to April 12, 2018, Ultimus Asset Services, LLC, an affiliate of the Administrator, provided these services. For the fiscal year ended October 31, 2018, the Administrator earned fees of $75,132, $33,707 and $22,634 for administration, accounting and transfer agent services, respectively. At October 31, 2018, the Administrator was owed $10,388 from the Fund for these services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund's shares.

16

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2018

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS – continued

There were no payments made by the Fund to the Distributor during the fiscal year ended October 31, 2018.

During the fiscal year ended October 31, 2018, the Fund paid $8,976 to Kovitz Securities, LLC, an affiliate of the Adviser, for the execution of purchases and sales of the Fund’s portfolio investments.

NOTE 5. LINE OF CREDIT

The Fund participates in a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“HNB”) expiring on September 4, 2019. Under the terms of the agreement, the Fund may borrow the lesser of $1,000,000 or 5% of the Fund’s daily market value at an interest rate of LIBOR plus 150 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. HNB receives an annual facility fee of 0.125% on $1 million, subject to a minimum fee of $1,250, as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. As of and during the fiscal year ended October 31, 2018, the Fund had no outstanding borrowings under this Line of Credit.

NOTE 6. PURCHASES AND SALES

For the fiscal year ended October 31, 2018, purchases and sales of investment securities, other than short-term investments, were $26,766,812 and $28,752,111, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2018.

NOTE 7. FEDERAL TAX INFORMATION

At October 31, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$22,783,021
Gross unrealized depreciation	(2,535,405)
Net unrealized appreciation on investments	$20,247,616
Tax cost of investments	$58,221,336

At October 31, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on organizational expense amortization and partnership basis adjustments.

On December 12, 2018, the Fund paid an income distribution of $0.052441 per share, a short-term capital gain distribution of $0.125119 per share, and a long-term capital gain distribution of $1.663863 per share to shareholders of record on December 13, 2018.

17

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2018

NOTE 7. FEDERAL TAX INFORMATION – continued

The tax character of distributions for the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary Income*	$165,908	$230,271
Long-Term Capital Gains	1,527,563	—
Total Distributions	$1,693,471	$230,271

*	Short-term capital gain distributions are trated as ordinary income for tax purposes.

At October 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Net unrealized appreciation (depreciation)	Accumulated Capital and Other Losses	Total
$549,193	$6,820,376	$20,247,628	$(2,021)	$27,615,176

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Green Owl Intrinsic Value Fund and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Green Owl Intrinsic Value Fund (the “Fund”), a series of Valued Advisers Trust, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of October 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 21, 2018

19

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Green Owl Intrinsic Value Fund	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,015.50	$5.61	1.10%
Hypothetical(b)	$1,000.00	$1,019.64	$5.62	1.10%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365.
(b)	Hypothetical assumes 5% annual return before expenses.

20

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 51 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	None.
Ira P. Cohen, 59 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017).

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 56 Trustee Since March 2017	Current: Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC (since 1999)	None.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

21

The following table provides information regarding the Officers of the Trust:

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, 33 Principal Executive Officer and President Since April 2018	Current: Assistant Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015). Previous: Vice President, Citigroup, Inc. (July 2009 to February 2015).	None.
Bryan W. Ashmus, 45 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015).

None.
Brandon R. Kipp, 35 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017)

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.
Carol J. Highsmith, 54 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

OTHER INFORMATION – (Unaudited)

The Fund's Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 695-3729 to request a copy of the SAI or to make shareholder inquiries.

22

OTHER FEDERAL INCOME TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2018 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2018, the Fund designated $1,527,563 as long-term capital gain distributions.

23

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ account transactions, transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes – to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-888 695-3729.

24

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

25

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (888) 695-3729 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Kovitz Investment Group Partners, LLC

115 South LaSalle Street, 27th Floor

Chicago, IL 60603

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

SOUND MIND INVESTING FUND (SMIFX)

SMI DYNAMIC ALLOCATION FUND (SMIDX)

SMI 50/40/10 FUND (SMILX)

ANNUAL REPORT
OCTOBER 31, 2018

Funds’ Adviser:
SMI Advisory Services, LLC
4400 Ray Boll Blvd.
Columbus, IN 47203

(877) 764-3863
(877) SMI-FUND
www.smifund.com

Dear Fellow Shareholder,

The 12-month period ended October 31, 2018 saw the stock market alternate between periods of joy and agony. On the one hand, a new all-time market high was set in January and then surpassed in September. Wonderful! But each celebration was cut short by an immediate market correction, each time wiping out much of the prior rally’s gains.

Technically, the October “correction” didn’t meet the commonly accepted “official” criteria of a decline reaching at least -10% from the prior market high. That is, if we are measuring using the most popular stock market indexes, such as the S&P 500® Index (“S&P 500”) or Wilshire 5000® Total Market Index (“Wilshire 5000”). As we’ve noted in the past, because these indexes are “capitalization weighted” they largely reflect the performance of the market’s largest stocks.

This isn’t inherently good or bad, but it can give investors a false impression of the market’s overall performance. Consider the performance of the following three popular indexes over the 12 months ended 10/31/18:

S&P 500 (large-company stock performance): +7.35%

Russell 2000 (small-company stock performance): +1.85%

MSCI EAFE (foreign stock performance): -6.85%

As we’ll see in the Performance Review below, which index is being used as the yardstick makes an enormous difference in our perception of how various investments have performed over the past year. Anytime there is a 14% gap between the performance of one type of stocks and another (as there was last year between the S&P 500 and MSCI EAFE indexes), it’s very important to understand exactly what’s being measured as “the market.”

Over the past few years, these letters have sounded a steady drumbeat of warning about high stock market valuations and the eventual “reverting to the mean” that we expect to eventually kick in as a result. In plain English, this simply means that following a long period of excellent returns — such as we’ve experienced since this bull market began in 2009 — it’s natural to expect a period of lower returns. These cycles of good and poor performance inevitably follow each other, which is what brings high valuations (of the sort we see now) back down toward their long-term historical averages. This process can unfold in a number of different ways, but unfortunately the most common is through periodic bear markets that are relatively brief (at least when compared to the length of typical bull markets), but painful.

However, as we’ve also noted repeatedly, knowing a bear market is coming is not the same thing as knowing when it will arrive! This is why SMI has never advocated a predictive approach to investing. Three years ago, many investors already thought the next bear market was imminent. The first official market correction in four years had knocked -12% off the S&P 500 in August and investor nerves were on edge. Nor was this caution unwarranted, as the market would go on to suffer another -12% correction in early 2016, another in early 2018, and most recently the near-correction in October 2018.

That’s four significant market declines in just over three years — clearly an investor would have been wise to steer clear of that market, right? On the contrary: the large-company stock indexes (S&P 500 and Wilshire 5000) have each earned 11%+ annualized returns over the past three years, while SMIFX’s better diversified portfolio has earned +7.76%. An investor peering into a crystal ball three years ago and seeing these multiple corrections on the horizon would have left a 25% gain on the table by exiting the market instead of investing in Stock Upgrading.

The point of this is that we simply don’t know when the market will zig, zag, or eventually roll over into a full-blown bear market. That’s why SMI advocates the following three steps when investing in what appear to be late-cycle bear markets:

1.

Stay invested — this assumes you’re using an appropriate blend of SMI’s strategies for your risk tolerance and season of life, with a particular emphasis on those SMI strategies that include defensive properties (Dynamic Asset Allocation and Stock Upgrading).

2.

Have Reasonable Expectations — understand what you own and what’s reasonable to expect from each portfolio component. Taking big risks late in a bull market cycle can produce exciting gains—until the bear market actually arrives, at which point those gains can be erased with remarkable speed.

3.

Play Good Defense — opting for a reasonable blend of strategies designed to participate in some of the market’s gains while emphasizing portfolio defense is a sound approach, especially late in a bull market cycle. But you shouldn’t expect that type of portfolio to keep up with the hottest 100% stock market index while the market is continuing higher. Stay patient and remember that defensive portfolios need to be measured over full market cycles (which include both bull and bear markets) for their value to be evident.

We firmly believe now is a time to be “dancing with one eye on the exit door.” Thankfully, that’s easy to do using a blend of SMI’s strategies that emphasize bear market protection. As trend-followers, SMI is never going to position our portfolios dramatically more conservatively in advance of the market turning lower. Instead, we stay invested and follow the market’s own price clues via our momentum strategies.

This approach is what allows us to harvest late bull market gains, as we have the past few years. But at the same time, we know the strictly defined mechanical triggers built into our primary strategies (Stock Upgrading and Dynamic Asset Allocation) will force us out of our riskiest positions as their price action demonstrates that the market trend has changed. This gives us confidence to stay invested and follow our plan.

Performance Review

The steep October 2018 market decline drastically changed the complexion of this reporting period. As noted earlier, the S&P 500 Index gained 7.35% for the twelve months ended 10/31/18, while the slightly broader Wilshire 5000 Index was up 6.72%. Those are solid returns for a period that featured not one, but two significant downturns. However, as we also noted, those numbers are a bit misleading, as the rest of the U.S. market — as well as most foreign markets — posted substantially lower returns.

SMI’s Stock Upgrading strategy (used in both SMIFX and SMILX) was having a strong year until October knocked it down by -10.93%. For the twelve months as a whole, Upgrading was up +2.36%. That’s nearly identical to what a 40% S&P 500, 40% Russell 2000, 20% MSCI EAFE indexed blend would have earned (+2.31%). Not surprisingly, Upgrading’s allocations to both smaller and foreign stocks dragged down performance, particularly during the last few months of the period when small-company stocks were especially weak. Also, as we’ve noted in the past couple of letters, the SMI Funds have been Upgrading within a broader universe of funds of late, including some with higher volatility than we’ve included in our fund universe in the past. This had a positive impact on performance over the reporting period as a whole, although it hurt performance during the October decline.

SMI’s Dynamic Asset Allocation (DAA) strategy (used in both SMIDX and SMILX) didn’t perform as well as Upgrading. SMIDX, which is our pure DAA fund, gained just 0.15% over the twelve month period. The silver lining in DAA’s performance was that it did play its role as a portfolio diversifier well during both of the period’s stock downturns. Most recently, while the Wilshire 5000 index was losing -7.29% in October, SMIDX was down less than half as much (-3.56%).

Dynamic Asset Allocation adeptly moved us out of Foreign Stocks at mid-year. For the first time since the strategy launched in 2013, it moved part of the portfolio to Cash for an extended period of time. While that cash holding dragged down returns as the market raced to a new all-time high in late September, it definitely helped both our returns and our emotions during October when most asset classes, including traditionally defensive ones like bonds, were under siege.

SMI’s Sector Rotation (SR) strategy (used in SMILX) broke its long streak of strong positive performance, losing -5.20% over the twelve month period. Amazingly, despite that loss, the strategy has still earned +20.17% annualized over the past three years! While SR didn’t help us this year, these numbers illustrate both the volatility and long-term potential this strategy component provides. That tradeoff is why it comprises a smaller portion (10%) of our combined SMILX (50/40/10) portfolio. Altogether, SMILX gained 0.36% over the twelve-month period.

Big Changes to the SMI Fund Lineup!

In April, the SMI Bond Fund was closed and the SMI Conservative Allocation Fund and 50/40/10 Fund were reorganized into a single “new” 50/40/10 Fund (SMILX).

The upside of these moves is the SMI Fund lineup is more streamlined now, with three clearly defined options. For Upgrading, there’s SMIFX. For Dynamic Asset Allocation, there’s SMIDX. And for those looking for exposure to all three of SMI’s most popular strategies in one convenient 50/40/10 package, there’s SMILX.

Best of all, SMILX is now available for purchase through all of the major broker platforms, joining SMIFX and SMIDX in becoming much more widely available.

We appreciate the opportunity to serve you!

Blessings,

Mark Biller
Senior Portfolio Manager
The Sound Mind Investing Funds

The SMI Fund lineup, shown below, now offers investors a way to mix and match professionally managed funds to custom tailor the risk level desired for their portfolio. If you’d like assistance customizing your portfolio in this manner, please call a Stewardship Advisor at (800) 796-4975.

PERFORMANCE RESULTS – (Unaudited)

Average Annual Total Returns(a) (For the periods ended October 31, 2018)
	Three Months	Six Months	One Year	Five Year	Ten Year
Sound Mind Investing Fund	-7.47%	-2.35%	2.36%	6.12%	10.39%
Wilshire 5000® Total Market Index(b)	-3.89%	2.85%	6.72%	10.98%	13.34%
S&P 500® Index(b)	-3.25%	3.40%	7.35%	11.34%	13.24%
SMI Custom Index(c)	-6.85%	-1.35%	2.12%	8.13%	11.86%

Total annual operating expenses, as disclosed in the Sound Mind Investing Fund’s (“SMI Fund”) prospectus dated April 27, 2018, were 2.09% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. SMI Advisory Services, LLC (the “Adviser”) contractually has agreed to waive its fee and reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 1.50% of the SMI Fund’s average daily net assets through February 28, 2019. This expense cap may not be terminated prior to this date except by the Board of Trustees (the “Board”).

Average Annual Total Returns(a) (For the periods ended October 31, 2018)
	Three Months	Six Months	One Year	Five Year	Since Inception (February 28, 2013)
SMI Dynamic Allocation Fund	-2.35%	-0.60%	0.15%	2.62%	3.96%
Wilshire 5000® Total Market Index(b)	-3.89%	2.85%	6.72%	10.98%	12.84%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	-0.79%	-0.19%	-2.05%	1.83%	1.44%
Weighted Index(c)	-2.60%	1.71%	3.29%	7.38%	8.29%

Total annual operating expenses, as disclosed in the SMI Dynamic Allocation Fund’s prospectus dated April 27, 2018, were 1.35% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 1.45% of the SMI Dynamic Allocation Fund’s average daily net assets through February 28, 2019. This expense cap may not be terminated prior to this date except by the Board.

PERFORMANCE RESULTS – (Unaudited), (Continued)

Average Annual Total Returns(a) (For the periods ended October 31, 2018)
	Three Months	Six Months	One Year	Since Inception (April 29, 2015)
SMI 50/40/10 Fund	-5.40%	-1.77%	0.36%	2.89%
Wilshire 5000® Total Market Index(b)	-3.89%	2.85%	6.72%	9.39%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	-0.79%	-0.19%	-2.05%	0.84%
Weighted Index(c)	-2.60%	1.71%	3.29%	6.04%

Total annual operating expenses, as disclosed in the SMI 50/40/10 Fund’s prospectus dated April 27, 2018, were 1.82% of average daily net assets (2.19% before fee waivers/expense reimbursements by the Adviser). All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 1.15% of the SMI 50/40/10 Fund’s average daily net assets through February 29, 2020. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI 50/40/10 Fund within the three years following the date in which the expense was incurred, provided that the SMI 50/40/10 Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement. This expense cap may not be terminated prior to this date except by the Board.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Sound Mind Investing Fund, SMI Dynamic Allocation Fund, and SMI 50/40/10 Fund (each a “Fund” and collectively the “Funds”) may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 764-3863.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Funds’ returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The Standard & Poor’s 500® Index (“S&P 500”), Wilshire 5000® Total Market Index (“Wilshire 5000”), Bloomberg Barclays U.S. Aggregate Bond Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Value Index, Russell 2000® Growth Index and MSCI EAFE Index (collectively, the “Indices”) are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These Indices are widely recognized unmanaged indices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The SMI Custom Index for the Sound Mind Investing Fund is comprised of 20% Russell 1000® Value Index, 20% Russell 1000® Growth Index, 20% Russell 2000® Value Index, 20% Russell 2000® Growth Index and 20% MSCI EAFE Index and the Weighted Index for the SMI Dynamic Allocation Fund and the SMI 50/40/10 Fund is comprised of 60% Wilshire 5000 and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on October 31, 2008 and held through October 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The SMI Custom Index for the Sound Mind Investing Fund is comprised of 20% Russell 1000® Value Index, 20% Russell 1000® Growth Index, 20% Russell 2000® Value Index, 20% Russell 2000® Growth Index and 20% MSCI EAFE Index.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

PERFORMANCE RESULTS – (Unaudited), (Continued)

Comparison of a $10,000 Investment in the SMI Dynamic Allocation Fund, Wilshire 5000® Total Market Index, Bloomberg Barclays U.S. Aggregate Bond Index and the Weighted Index (Unaudited)

SMI Dynamic Allocation Fund – $12,460
Wilshire 5000® Total Market Index – $19,831
Bloomberg Barclays U.S. Aggregate Bond Index – $10,845
Weighted Index – $15,702
Inception Date 2/28/13
Value ($)
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Feb-13
Apr-13
Oct-13
Apr-14
Oct-14
Apr-15
Oct-15
Apr-16
Oct-16
Apr-17
Oct-17
Apr-18
Oct-18
Date

The chart above assumes an initial investment of $10,000 made on February 28, 2013 (commencement of Fund operations) and held through October 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Weighted Index is comprised of 60% Wilshire 5000® Total Market Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

PERFORMANCE RESULTS – (Unaudited), (Continued)

Comparison of a $10,000 Investment in the SMI 50/40/10 Fund,
Wilshire 5000® Total Market Index, Bloomberg Barclays U.S. Aggregate Bond Index
and the Weighted Index (Unaudited)
SMI 50/40/10 Fund – $11,051
Wilshire 5000® Total Market Index – $13,698
Bloomberg Barclays U.S. Aggregate Bond Index – $10,299
Weighted Index – $12,284
$16,000
$14,000
$12,000
$10,000
$8,000
Value ($)
Inception Date 4/29/15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
Jun-17
Aug-17
Oct-17
Dec-17
Feb-18
Apr-18
Jun-18
Aug-18
Oct-18
Date

The chart above assumes an initial investment of $10,000 made on April 29, 2015 (commencement of Fund operations) and held through October 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. The information presented above, for the periods prior to April 28, 2018 is historical information for the previous SMI 50/40/10 Fund.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Weighted Index is comprised of 60% Wilshire 5000® Total Market Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of investments.

Sound Mind Investing Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “Fund Upgrading” strategy. The fund upgrading investment strategy is a systematic investment approach that is based on the belief of the Adviser that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into the funds deemed by the Adviser to be most attractive at the time of analysis.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of investments.

SMI Dynamic Allocation Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund uses a dynamic asset allocation investment strategy to achieve its investment objective. This is done by investing in securities from the following six asset classes – U.S. Equities, International Equities, Fixed Income Securities, Real Estate, Precious Metals, and Cash.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of investments.

SMI 50/40/10 Fund seeks total return. Total return is composed of both income and capital appreciation. The Adviser allocates the Fund’s assets on a 50/40/10 basis among various investment strategies as follows:

●	50% - Dynamic Asset Allocation Strategy (“DAA”)

●	40% - Fund Upgrading Strategy

●	10% - Sector Rotation Strategy

The Sector Rotation Strategy involves the Adviser selecting from a universe of mutual funds and exchange-traded funds (“ETFs”) it has compiled using proprietary methods. This universe is specifically designed by the Adviser to balance exposure to a wide variety of market sectors and industries. This universe includes both leveraged and non-leveraged funds. The Adviser ranks these funds based on their recent performance across multiple short-term performance periods, then uses an upgrading approach to invest in the top performing market sector or sectors. Once a particular sector or sectors is identified, the Adviser purchases one or more mutual funds or ETFs to gain the desired exposure to that particular sector. This portion of the Fund may be concentrated, meaning that the Fund may be invested in as few as one or two sectors at a time and potentially as few as one underlying mutual fund or ETF.

Availability of Portfolio Schedules – (Unaudited)

Each Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
October 31, 2018

MUTUAL FUNDS – 85.39%	Shares	Fair Value
Aegis Value Fund, Inc.(a)	132,552	$2,539,692
Alger Small Cap Focus Fund, Class Z	452,659	8,872,117
Allianz NFJ Dividend Value Fund, Institutional Class	200	2,954
Allianz NFJ Small-Cap Value Fund, Institutional Class	162	3,546
American Century Equity Income Fund, Investor Class	100	874
American Century International Discovery Fund, Institutional Class	250	3,601
AMG GW&K U.S. Small Cap Growth Fund, Institutional Class	100	510
Artisan International Small Cap Fund, Investor Class	150	3,153
Artisan International Value Fund, Investor Class	150	5,126
Artisan Mid Cap Value Fund, Investor Class	279	6,090
Artisan Small Cap Fund, Investor Class	125	4,358
BBH Core Select Fund, Class N	100	2,086
Berkshire Focus Fund	90,898	2,309,726
BlackRock International Opportunities Portfolio, Institutional Class	100	2,724
Bridgeway Small-Cap Growth Fund, Class N	205	5,758
Bridgeway Small-Cap Value Fund, Class N	65,079	1,757,795
Bridgeway Ultra-Small Company Market Fund, Class N	459,903	6,457,034
Buffalo Small Cap Fund, Inc.	150	2,367
Champlain Small Company Fund, Institutional Class	100	2,142
Chartwell Small Cap Value Fund	118	2,223
Columbia Acorn International Fund, Class Z	100	4,006
Columbia Acorn Select Fund, Class Z	150	2,249
Columbia Contrarian Core Fund, Class Z	91	2,345
Columbia Small Cap Growth Fund I, Class Z	100	2,045
Davis Opportunity Fund, Class Y	100	3,712
Delaware Select Growth Fund, Institutional Class	100	4,334
Delaware Small Cap Value Fund, Institutional Class	100	6,359
Delaware Smid Cap Growth Fund, Institutional Class	223,734	7,691,958
Delaware Value Fund, Institutional Class	144	3,154
Deutsche Small Cap Core Fund, Institutional Class	52	1,593
DFA International Small Cap Value Portfolio, Institutional Class	100	1,924
DFA International Small Company Portfolio, Institutional Class	100	1,846
DFA U.S. Small Cap Value Portfolio, Institutional Class	100	3,639
Dreyfus Opportunistic Small Cap Fund	100	3,383
Fairholme Fund	100	1,595
Fidelity Advisor Growth Opportunities Fund, Institutional Class	120,390	9,654,048
Fidelity Mid-Cap Stock Fund	150	5,546
Fidelity Select IT Services Portfolio	5,320	322,709
Fidelity Select Medical Technology and Devices Portfolio	42,634	2,164,097

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
October 31, 2018 – (Continued)

MUTUAL FUNDS – 85.39% – continued	Shares	Fair Value
Fidelity Select Retailing Portfolio	140,327	$2,081,042
Fidelity Select Software & IT Services Portfolio	111,162	2,019,810
Fidelity Small Cap Discovery Fund	100	2,437
Fidelity Small Cap Stock Fund	150	2,589
Fidelity Small Cap Value Fund	150	2,354
Franklin Small Cap Value Fund, Advisor Class	100	5,541
Hartford International Opportunities Fund (The), Class Y	248	3,814
Heartland Value Fund	100	3,938
Hennessy Focus Fund, Investor Class	50	4,160
Hodges Small Cap Fund, Institutional Class	265,579	5,298,304
Ivy Global Growth Fund, Institutional	154,180	7,227,960
Janus Henderson Mid Cap Value Fund, Class T	200	3,180
Janus Henderson Overseas Fund, Class T	100	2,928
Janus Henderson Venture Fund, Class T	100	7,925
JOHCM International Select Fund, Institutional Class	100	2,176
JPMorgan Disciplined Equity Fund, Institutional Class	100	2,838
JPMorgan Mid Cap Value Fund, Institutional Class	100	3,873
JPMorgan Small Cap Equity Fund, Select Class	100	5,750
JPMorgan Small Cap Growth Fund, Class L	100	1,921
Kinetics Paradigm Fund, Institutional Class(a)	170,689	9,398,129
Lazard Global Listed Infrastructure Portfolio, Institutional Class	151,789	2,323,896
Longleaf Partners Fund	150	3,851
Longleaf Partners International Fund	100	1,555
Longleaf Partners Small-Cap Fund	100	2,869
Lord Abbett Developing Growth Fund, Inc., Institutional Class(a)	302,009	9,594,826
MainStay Mackay U.S. Equity Opportunities Fund, Institutional Class	100	963
Mairs and Power Small Cap Fund	192,126	4,937,637
Miller Opportunity Trust, Institutional Class(a)	367,162	10,339,289
Morgan Stanley Growth Portfolio, Institutional Class	100	4,698
Morgan Stanley Multi-Cap Growth Trust, Institutional Class	281,768	11,865,249
Neuberger Berman Genesis Fund, Institutional Class	100	5,836
Nicholas Fund, Inc.	50	3,159
Oakmark International Fund, Investor Class	150	3,540
Oakmark International Small Cap Fund, Institutional Class	150	2,240
Oakmark Select Fund, Institutional Class	150	6,050
Oppenheimer International Small-Mid Company Fund, Class Y	156,416	7,647,173
Oppenheimer Mid Cap Value Fund, Class Y	100	5,402
Pear Tree Quality Fund, Ordinary Class	210,510	4,313,348

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
October 31, 2018 – (Continued)

MUTUAL FUNDS – 85.39% – continued	Shares	Fair Value
PIMCO StocksPLUS International Fund (U.S. Dollar Hedged), Institutional Class	1,048,006	$8,478,371
Polen Growth Fund, Institutional Class	293,350	8,055,380
PRIMECAP Odyssey Aggressive Growth Fund	100	4,471
Principal SmallCap Growth Fund I, Institutional Class	200	2,812
ProFunds Consumer Services UltraSector ProFund, Investor Class	14,020	1,745,475
ProFunds Health Care UltraSector ProFund, Investor Class	24,141	1,442,884
ProFunds Technology UltraSector ProFund, Investor Class	21,717	2,639,283
Royce Low-Priced Stock Fund, Investment Class	150	1,283
Royce Opportunity Fund, Investment Class	100	1,263
Royce Premier Fund, Investment Class	300	4,872
Royce Special Equity Fund, Institutional Class	150	3,099
T. Rowe Price International Discovery Fund	75	4,711
T. Rowe Price Mid-Cap Growth Fund	50	4,544
T. Rowe Price New Horizons Fund	100	6,013
T. Rowe Price Small-Cap Value Fund	100	4,825
Thornburg Value Fund, Institutional Class	100	6,871
TIAA-CREF International Equity Fund, Institutional Class	100	1,124
Touchstone Sands Capital Select Growth Fund, Class Y	100	1,614
Tweedy Browne Global Value Fund	150	4,137
Vanguard Strategic Equity Fund, Investor Class	100	3,328
Victory RS Small Cap Growth Fund, Class Y	100	8,554
Voya Corporate Leaders Trust Fund, Series B	201,062	7,539,806
Wasatch Emerging Markets Small Cap Fund, Investor Class(a)	1,000	2,430
Wasatch International Growth Fund, Investor Class	150	4,763
Wasatch International Opportunities Fund, Institutional Class	1,000	3,140
Total Mutual Funds (Cost $152,811,734)		148,981,721

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
October 31, 2018 – (Continued)

EXCHANGE-TRADED FUNDS – 9.43%	Shares	Fair Value
Invesco S&P SmallCap Health Care ETF	22,210	$2,711,841
iShares Core S&P Small-Cap ETF	61,950	4,835,198
iShares Edge MSCI Minimum Volatility USA ETF	39,680	2,171,686
iShares North American Tech Software ETF	9,110	1,669,499
Oppenheimer Ultra Dividend Revenue ETF	48,110	1,780,566
SPDR Dow Jones Industrial Average ETF	5,610	1,409,176
VanEck Vectors Retail ETF	18,120	1,870,527
Total Exchange-Traded Funds (Cost $17,250,242)		16,448,493

MONEY MARKET FUNDS – 6.11%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.10%(b)	10,665,550	10,665,550
Total Money Market Funds (Cost $10,665,550)		10,665,550
Total Investments — 100.93% (Cost $180,727,526)		$176,095,764
Liabilities in Excess of Other Assets — (0.93)%		(1,623,021)
NET ASSETS — 100.00%		$174,472,743

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2018.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager’s opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
SCHEDULE OF INVESTMENTS
October 31, 2018

EXCHANGE-TRADED FUNDS – 67.36%	Shares	Fair Value
SPDR S&P 500® ETF(a)	184,970	$50,058,432
Vanguard Real Estate ETF(a)	504,710	39,528,887
Total Exchange-Traded Funds (Cost $79,771,236)		89,587,319

MONEY MARKET FUNDS – 32.80%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.10%(a) (b)	43,617,625	43,617,625
Total Money Market Funds (Cost $43,617,625)		43,617,625
Total Investments — 100.16% (Cost $123,388,861)		$133,204,944
Liabilities in Excess of Other Assets — (0.16)%		(206,276)
NET ASSETS — 100.00%		$132,998,668

(a)

Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov. As of October 31, 2018, the percentage of net assets invested in SPDR S&P 500® ETF, Vanguard Real Estate ETF and Fidelity Investments Money Market Government Portfolio were 37.64%, 29.72% and 32.80%, respectively, of the Fund.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2018.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
SCHEDULE OF INVESTMENTS
October 31, 2018

MUTUAL FUNDS – 34.68%	Shares	Fair Value
Alger Small Cap Focus Fund, Institutional Class	103,687	$2,032,264
Berkshire Focus Fund	12,209	310,235
Bridgeway Small-Cap Value Fund, Class N	38,053	1,027,805
Fidelity Advisor Growth Opportunities Fund, Institutional Class	13,559	1,087,309
Fidelity Select Health Care Portfolio	11,926	294,226
Fidelity Select IT Services Portfolio	4,246	257,553
Fidelity Select Medical Technology and Devices Portfolio	5,784	293,580
Fidelity Select Retailing Portfolio	19,704	292,211
Fidelity Select Software & IT Services Portfolio	15,732	285,844
Hodges Small Cap Fund, Institutional Class	27,755	553,703
Ivy Global Growth Fund, Institutional Class	34,475	1,616,181
Kinetics Paradigm Fund, Institutional Class(a)	26,392	1,453,155
Lazard Global Listed Infrastructure Portfolio, Institutional Class	29,473	451,232
Lord Abbett Developing Growth Fund, Inc., Institutional Class(a)	62,219	1,976,685
Mairs and Power Small Cap Fund	40,867	1,050,295
Miller Opportunity Trust, Institutional Class (a)	66,277	1,866,351
Morgan Stanley Multi-Cap Growth Trust, Institutional Class	45,673	1,923,293
Oakmark International Fund, Investor Class	50	1,180
Oppenheimer International Small-Mid Company Fund, Class Y	24,391	1,192,477
Pear Tree Quality Fund, Ordinary Class	58,362	1,195,836
PIMCO StocksPLUS International Fund (U.S. Dollar Hedged), Institutional Class	55,863	451,930
Polen Growth Fund, Institutional Class	57,834	1,588,130
ProFunds Consumer Services UltraSector ProFund, Investor Class	2,466	307,024
ProFunds Health Care UltraSector ProFund, Investor Class	4,487	268,205
ProFunds Technology UltraSector ProFund, Investor Class	2,245	272,890
Royce Opportunity Fund, Investment Class	100	1,263
Voya Corporate Leaders Trust, Series B	25,083	940,621
Wasatch International Growth Fund, Investor Class	100	3,175
Total Mutual Funds (Cost $24,210,338)		22,994,653

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
SCHEDULE OF INVESTMENTS
October 31, 2018 – (Continued)

EXCHANGE-TRADED FUNDS – 48.11%	Shares	Fair Value
Invesco S&P SmallCap Health Care ETF	54,010	$6,594,621
iShares Core S&P Small-Cap ETF	15,310	1,194,946
iShares North American Tech Software ETF	1,640	300,546
SPDR S&P 500® ETF	43,825	11,860,359
VanEck Vectors Retail ETF	2,850	294,206
Vanguard Real Estate ETF	148,790	11,653,233
Total Exchange-Traded Funds (Cost $31,754,690)		31,897,911

MONEY MARKET FUNDS – 17.25%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.10%(b)	11,437,008	11,437,008
Total Money Market Funds (Cost $11,437,008)		11,437,008
Total Investments — 100.04% (Cost $67,402,036)		$66,329,572
Liabilities in Excess of Other Assets — (0.04)%		(24,798)
NET ASSETS — 100.00%		$66,304,774

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2018.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2018

	Sound Mind Investing Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Assets
Investments in securities at fair value (cost $180,727,526, $123,388,861 and $67,402,036, respectively)	$176,095,764	$133,204,944	$66,329,572
Receivable for fund shares sold	10,500	173,036	10,967
Receivable for investments sold	712,223	—	—
Dividends receivable	9,530	76,196	18,096
Prepaid expenses	16,595	9,827	19,012
Total Assets	176,844,612	133,464,003	66,377,647

Liabilities
Payable for fund shares redeemed	13,545	313,040	194
Payable for investments purchased	2,160,497	—	—
Payable to Adviser	154,087	114,188	43,190
Payable to Administrator	9,382	5,992	4,035
Payable to trustees	2,300	2,048	1,774
Other accrued expenses	32,058	30,067	23,680
Total Liabilities	2,371,869	465,335	72,873
Net Assets	$174,472,743	$132,998,668	$66,304,774

Net Assets consist of:
Paid-in capital	$147,419,298	$127,133,272	$66,156,087
Accumulated earnings	27,053,445	5,865,396	148,687
Net Assets	$174,472,743	$132,998,668	$66,304,774
Shares outstanding (unlimited number of shares authorized, no par value)	14,973,973	11,410,694	7,007,397
Net asset value, offering and redemption price per share	$11.65	$11.66	$9.46

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
STATEMENTS OF OPERATIONS
For the year ended October 31, 2018

	Sound Mind Investing Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Investment Income
Dividend income	$2,908,766	$3,923,956	$985,940
Total investment income	2,908,766	3,923,956	985,940

Expenses
Investment Adviser	1,937,839	1,501,667	403,566
Administration	48,000	37,136	10,872
Printing	38,089	28,397	28,340
Transfer agent	29,406	12,152	9,191
Registration	28,235	28,159	35,321
Fund accounting	26,662	20,625	6,047
Insurance	21,437	17,928	6,428
Legal	21,063	20,090	42,175
Audit and tax preparation	17,700	17,700	18,242
Custodian	13,755	8,058	8,328
Trustee	8,279	7,909	8,522
Compliance	8,100	8,100	8,156
Line of credit	6,881	5,462	1,397
Interest expense	2,347	2,113	346
Miscellaneous	44,783	32,970	18,588
Total expenses	2,252,576	1,748,466	605,519
Fees contractually waived by Adviser	—	—	(66,696)
Net operating expenses	2,252,576	1,748,466	538,823
Net investment income (loss)	656,190	2,175,490	447,117

Net Realized and Change in Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	5,031,825	—	239,699
Net realized gain on investment securities transactions	26,764,180	6,857,555	2,393,887
Net change in unrealized appreciation (depreciation) on investment securities	(27,142,112)	(8,396,521)	(4,996,464)
Net realized and change in unrealized gain (loss) on investments	4,653,893	(1,538,966)	(2,362,878)
Net increase (decrease) in net assets resulting from operations	$5,310,083	$636,524	$(1,915,761)

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$656,190	$(811,053)
Long term capital gain dividends from investment companies	5,031,825	3,707,396
Net realized gain on investment securities transactions	26,764,180	17,916,976
Net change in unrealized appreciation (depreciation) of investment securities	(27,142,112)	17,865,419
Net increase in net assets resulting from operations	5,310,083	38,678,738

Distributions to Shareholders From
Earnings	(17,930,314)	—

Capital Transactions
Proceeds from shares sold	18,137,721	11,847,763
Reinvestment of distributions	17,486,000	—
Amount paid for shares redeemed	(45,095,120)	(48,640,819)
Proceeds from redemption fees(a)	—	649
Net decrease in net assets resulting from capital transactions	(9,471,399)	(36,792,407)
Total Increase (Decrease) in Net Assets	(22,091,630)	1,886,331

Net Assets
Beginning of year	196,564,373	194,678,042
End of year	$174,472,743	$196,564,373

Share Transactions
Shares sold	1,445,134	1,045,399
Shares issued in reinvestment of distributions	1,493,254	—
Shares redeemed	(3,658,539)	(4,260,796)
Net decrease in shares outstanding	(720,151)	(3,215,397)

(a)	Prior to February 28, 2017 the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,175,490	$940,787
Net realized gain (loss) on investment securities transactions	6,857,555	(7,171,526)
Net change in unrealized appreciation (depreciation) of investment securities	(8,396,521)	18,122,234
Net increase in net assets resulting from operations	636,524	11,891,495

Distributions to Shareholders From
Earnings	(1,496,250)	(414,783)

Capital Transactions
Proceeds from shares sold	18,353,451	18,896,033
Reinvestment of distributions	1,459,188	405,068
Amount paid for shares redeemed	(47,956,171)	(49,181,394)
Proceeds from redemption fees(b)	—	1,553
Net decrease in net assets resulting from capital transactions	(28,143,532)	(29,878,740)
Total Decrease in Net Assets	(29,003,258)	(18,402,028)

Net Assets
Beginning of year	162,001,926	180,403,954
End of year	$132,998,668	$162,001,926

Share Transactions
Shares sold	1,536,089	1,689,987
Shares issued in reinvestment of distributions	122,108	38,214
Shares redeemed	(4,035,193)	(4,456,279)
Net decrease in shares outstanding	(2,376,996)	(2,728,078)

(a)	For the year ended October 31, 2017, all distributions to shareholders from earnings were from net investment income. As of October 31, 2017, accumulated net investment income was $582,080.
(b)	Prior to February 28, 2017 the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$447,117	$(33,430)
Long term capital gain dividends from investment companies	239,699	85,188
Net realized gain on investment securities transactions	2,393,887	349,690
Net change in unrealized appreciation (depreciation) of investment securities	(4,996,464)	2,833,847
Net increase (decrease) in net assets resulting from operations	(1,915,761)	3,235,295

Distributions to Shareholders From
Earnings	(538,520)	(48,002)

Capital Transactions
Proceeds from shares sold	48,116,025	6,814,504
Reinvestment of distributions	518,421	46,319
Amount paid for shares redeemed	(15,189,948)	(6,405,146)
Proceeds from redemption fees(b)	—	1,251
Issued in connection with Fund merger(c)	13,307,786	—
Net increase in net assets resulting from capital transactions	46,752,284	456,928
Total Increase in Net Assets	44,298,003	3,644,221

Net Assets
Beginning of year	22,006,771	18,362,550
End of year	$66,304,774	$22,006,771

Share Transactions
Shares sold(d)	4,812,752	771,162
Shares issued in reinvestment of distributions(d)	53,608	5,561
Shares redeemed(d)	(1,514,653)	(736,085)
Issued in connection with Fund merger(d)	1,373,960	—
Net increase in shares outstanding	4,725,667	40,638

(a)	For the year ended October 31, 2017, all distributions to shareholders from earnings were from net investment income. As of October 31, 2017, accumulated net investment loss was $(82,259).
(b)	Prior to February 28, 2017 the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.
(c)	See Note 1 of the Notes to the Financial Statements.
(d)

As described in Note 1 of the Notes to the Financial Statements, the share amounts have been adjusted for a stock split that occurred on April 27, 2018. Financial information for periods prior to April 28, 2018 are that of the previous SMI 50/40/10 Fund.

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year)

For the Year Ended October 31, 2018
Selected Per Share Data:
Net asset value, beginning of year	$12.52

Income from investment operations:
Net investment income (loss)(a)	0.04
Net realized and unrealized gain on investments	0.26
Total from investment operations	0.30

Less distributions to shareholders from:
Net investment income	—
Net realized gains	(1.17)
Total distributions	(1.17)
Paid in capital from redemption fees	—
Net asset value, end of year	$11.65

Total Return(d)	2.36%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$174,473
Ratio of expenses to average net assets(e)	1.16%
Ratio of expenses to average net assets excluding interest expense(e) (f)	1.16%
Ratio of net investment income (loss) to average net assets(a) (g)	0.34%
Portfolio turnover rate	163.54%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)

The amount shown for a share outstanding throughout the year does not correspond with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	These ratios exclude the impact of expenses or other expenses refunded of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(g)	This ratio is presented net of expenses and/or expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year) – (Continued)

For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$10.30	$11.76	$13.94	$14.47

(0.05)	0.01	(0.08)	(0.09)
2.27	0.04 (b)	0.16	1.12
2.22	0.05	0.08	1.03

—	—	(0.07)	(0.05)
—	(1.51)	(2.19)	(1.51)
—	(1.51)	(2.26)	(1.56)
— (c)	— (c)	— (c)	— (c)
$12.52	$10.30	$11.76	$13.94

21.55%	0.55%	0.16%	7.38%

$196,564	$194,678	$227,339	$282,670
1.15%	1.16%	1.14%	1.09%
1.15%	1.15%	1.13%	1.11%
(0.41)%	0.15%	(0.59)%	(0.64)%
176.40%	131.40%	216.17%	135.60%

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year)

For the Year Ended October 31, 2018
Selected Per Share Data:
Net asset value, beginning of year	$11.75

Income from investment operations:
Net investment income(a)	0.18
Net realized and unrealized gain (loss) on investments	(0.16)
Total from investment operations	0.02

Less distributions to shareholders from:
Net investment income	(0.11)
Net realized gains	—
Total distributions	(0.11)
Paid in capital from redemption fees	—
Net asset value, end of year	$11.66

Total Return(c)	0.15%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$132,999
Ratio of expenses to average net assets(d)	1.16%
Ratio of expenses to average net assets excluding interest expense(d) (e)	1.16%
Ratio of net investment income to average net assets(a) (f)	1.45%
Portfolio turnover rate	61.28%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(f)	This ratio is presented net of expenses of the funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year) – (Continued)

For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$10.92	$10.99	$11.81	$10.95

0.07	0.09	0.19	0.23
0.79	(0.02)	(0.69)	0.81
0.86	0.07	(0.50)	1.04

(0.03)	(0.14)	(0.23)	(0.18)
—	—	(0.09)	—
(0.03)	(0.14)	(0.32)	(0.18)
— (b)	— (b)	— (b)	— (b)
$11.75	$10.92	$10.99	$11.81

7.87%	0.62%	(4.52)%	9.64%

$162,002	$180,404	$197,539	$147,003
1.16%	1.15%	1.15%	1.20%
1.15%	1.15%	1.15%	1.20%
0.57%	0.80%	1.62%	2.13%
247.10%	151.88%	248.18%	134.71%

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

For the Year Ended October 31, 2018
Selected Per Share Data: (b)
Net asset value, beginning of period	$9.65

Income from investment operations:
Net investment income (loss)(c)	0.10 (d)
Net realized and unrealized gain (loss) on investments	(0.04)
Total from investment operations	0.06

Less distributions to shareholders from:
Net investment income	(0.11)
Net realized gains	(0.14)
Total distributions	(0.25)
Paid in capital from redemption fees	—
Net asset value, end of period	$9.46

Total Return(b)(f)	0.36%

Ratios and Supplemental Data: (b)
Net assets, end of period (000 omitted)	$66,305
Ratio of expenses to average net assets(h)	1.24%
Ratio of expenses to average net assets excluding interest expense(h) (j)	1.23%
Ratio of expenses to average net assets before waiver and reimbursement(h)	1.39%
Ratio of net investment income (loss) to average net assets(c) (k)	1.03%
Portfolio turnover rate	155.28%

(a)	For the period April 29, 2015 (commencement of operations) to October 31, 2015.
(b)

As described in Note 1 of the Notes to the Financial Statements, the previous SMI 50/40/10 Fund (the “Predecessor Fund”) was reorganized into the SMI Conservative Allocation Fund as of the close of business, April 27, 2018 and subsequently renamed the SMI 50/40/10 Fund (the “Fund”). The Fund is the successor to the Predecessor Fund. The performance and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund’s operations. The per share amounts have been adjusted for a stock split that occurred on April 27, 2018.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(d)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(e)	Rounds to less than $0.005 per share.
(f)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(g)	Not annualized.
(h)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(i)	Annualized.
(j)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(k)	This ratio is presented net of expenses of the funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period) – (Continued)

For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period Ended October 31, 2015(a)

$8.20	$8.13	$8.83

(0.01)	0.03	—	(e)
1.49	0.08	(0.70)
1.48	0.11	(0.70)

(0.03)	(0.04)	—
—	—	—
(0.03)	(0.04)	—
— (e)	— (e)	—	(e)
$9.65	$8.20	$8.13

17.99%	1.44%	(8.00	)%(g)

$22,007	$18,363	$13,147
1.46%	1.45%	1.45	%(i)
1.45%	1.45%	1.45	%(i)
1.56%	1.76%	2.75	%(i)
(0.17)%	0.30%	(0.09	)%(i)
212.36%	146.24%	184.30	%(g)

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2018

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (“SMI Fund”), SMI Dynamic Allocation Fund and SMI 50/40/10 Fund (formerly the SMI Conservative Allocation Fund) (each a “Fund” and collectively, the “Funds”) are each a diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is SMI Advisory Services, LLC (the “Adviser”). The SMI Fund seeks to provide long-term capital appreciation. The SMI Dynamic Allocation Fund and SMI 50/40/10 Fund seek total return.

Each of the Funds is a “fund-of-funds” in which each Fund may invest in other investment companies, including exchange-traded funds. For a discussion on the strategies employed by each of the Funds, please refer to page 3 of this report.

At the close of business on April 27, 2018, the SMI Conservative Allocation Fund was renamed the SMI 50/40/10 Fund and acquired all of the assets and assumed all of the liabilities of the previous SMI 50/40/10 Fund (the “Former 50/40/10 Fund” or “Accounting Survivor”), pursuant to an agreement and plan of reorganization approved by the Board of Trustees on December 12, 2017. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. The SMI 50/40/10 Fund is considered the surviving entity for tax purposes.

The acquisition was accomplished by a tax-free exchange of 2,169,930 shares of the Former 50/40/10 Fund (valued at $23,793,687) for 2,456,576 shares of the SMI Conservative Allocation Fund on April 27, 2018. Upon completion of this exchange, the SMI Conservative Allocation Fund changed its name to the SMI 50/40/10 Fund and assumed the accounting and performance history of the Former 50/40/10 Fund along with adopting the investment strategies that were employed by the Former 50/40/10 Fund. For financial reporting purposes, assets received and shares issued by the SMI Conservative Allocation Fund were recorded at fair value, however, the identified cost of the investments received from the Former 50/40/10 Fund were carried forward to align ongoing reporting for the Accounting Survivor’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets and shares outstanding of the SMI Conservative Allocation Fund immediately before the acquisition were $13,307,786 and 1,373,960, respectively, including $837,960 of unrealized appreciation. The aggregate net assets of the Former 50/40/10 Fund at April 27, 2018 of $23,793,687 including market of securities of $23,795,291 which includes $2,713,961 of unrealized appreciation, were combined with those of the SMI Conservative Allocation Fund, resulting in combined aggregate net assets of $37,101,473.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2018 – (Continued)

NOTE 1. ORGANIZATION – (Continued)

Assuming the acquisition had been completed on November 1, 2017, the beginning of the annual reporting period of the Accounting Survivor, the pro forma results of operations for the fiscal year ended October 31, 2018, were as follows:

Net investment income	$629,809
Net realized and change in unrealized loss on investments	(2,541,556)
Net decrease in net assets resulting from operations	$(1,911,747)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the SMI Conservative Allocation Fund that have been included in the Accounting Survivor’s statement of operations since April 27, 2018.

Due to the reorganization on April 27, 2018, the number of outstanding shares of the Former SMI 50/40/10 Fund increased by a factor of 1.132099; and since the Predecessor Fund’s total number of shares outstanding increased, the net asset value decreased. The reorganization did not affect the value of the Predecessor Fund’s net assets or each shareholder’s proportional ownership interest in those assets. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted for periods prior to April 27, 2018 as a result.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2018 – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statements of operations when incurred. During the fiscal year ended October 31, 2018, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2018 – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

For the fiscal year ended October 31, 2018, the Funds made the following reclassifications to increase (decrease) the components of net assets:

Fund	Paid-In Capital	Accumulated Earnings
SMI Dynamic Allocation Fund	$(183)	$183
SMI 50/40/10 Fund	1	(1)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2018 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases the security will generally be categorized as a Level 2 security.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

	Valuation Inputs
SMI Fund	Level 1	Level 2	Level 3	Total
Mutual Funds	$148,963,260	$18,461	$—	$148,981,721
Exchange-Traded Funds	16,448,493	—	—	16,448,493
Money Market Funds	10,665,550	—	—	10,665,550
Total	$176,077,303	$18,461	$—	$176,095,764

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2018 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

	Valuation Inputs
SMI Dynamic Allocation Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$89,587,319	$—	$—	$89,587,319
Money Market Funds	43,617,625	—	—	43,617,625
Total	$133,204,944	$—	$—	$133,204,944

	Valuation Inputs
SMI 50/40/10 Fund	Level 1	Level 2	Level 3	Total
Mutual Funds	$22,994,653	$—	$—	$22,994,653
Exchange-Traded Funds	31,897,911	—	—	31,897,911
Money Market Funds	11,437,008	—	—	11,437,008
Total	$66,329,572	$—	$—	$66,329,572

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement with respect to each Fund (the “Advisory Agreements”), the Adviser is responsible for managing each Fund’s investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on the Fund’s average daily net assets as follows:

Fund Assets	SMI Fund Management Fee	SMI Dynamic Allocation Fund Management Fee	SMI 50/40/10 Fund Management Fee
$1 – $100 million	1.00%	1.00%	0.90%
$100,000,001 – $250 million	1.00%	1.00%	0.80%
$250,000,001 to $500 million	0.90%	0.90%	0.70%
Over $500 million	0.80%	0.80%	0.60%
Management fees earned	$1,937,839	$1,501,667	$403,566
Fees waived by Adviser	—	—	(66,696)

Management fees for the Former 50/40/10 Fund were 1.00% for the first $250 million in average daily net assets, 0.90% for the next $250 million in average daily net assets and 0.80% for average daily net assets over $500 million, prior to April 30, 2018. Management fees earned and fees waived by the Adviser on the SMI 50/40/10 Fund, for the period prior to April 30, 2018 reflect those of the Former 50/40/10 Fund.

The Adviser contractually has agreed to waive its management fee and reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with GAAP, extraordinary

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2018 – (Continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets with respect to the SMI Fund, 1.45% with respect to the SMI Dynamic Allocation Fund, and 1.15% with respect to the SMI 50/40/10 Fund. The contractual arrangement for the SMI Fund and the SMI Dynamic Allocation Fund is in place through February 28, 2019. The contractual arrangement for the SMI 50/40/10 Fund is in place through February 29, 2020. Prior to April 30, 2018, the Former 50/40/10 Fund’s expenses were limited to 1.45% of its average daily net assets.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the applicable Fund within the three years following the date in which that particular waiver or expense reimbursement occurred, provided that such Fund is able to make the repayment without exceeding the expense limitation that is in effect at the repayment or at the time of the waiver or expense reimbursement, whichever is lower.

As of October 31, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $217,606 from SMI 50/40/10 Fund, pursuant to the aforementioned conditions, no later than October 31, 2021.

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”), to provide the Funds with administration, compliance, fund accounting, and transfer agent services, including all regulatory reporting. Prior to April 12, 2018, Ultimus Asset Services, LLC, an affiliate of the Administrator, provided these services. Expenses incurred by the Funds for these services are allocated to the individual Funds based on each Fund’s relative net assets.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Funds’ shares.

For the fiscal year ended October 31, 2018, fees for administration, compliance, fund accounting, and transfer agent services, and amounts due to the Administrator at October 31, 2018 were as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Administration	$48,000	$37,136	$10,872
Compliance expenses	8,100	8,100	8,156
Fund accounting	26,662	20,625	6,047
Transfer agent	29,406	12,152	9,191
Payable to Administrator	9,382	5,992	4,035

There were no payments made to the Distributor by the Funds for the fiscal year ended October 31, 2018.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2018 – (Continued)

NOTE 5. INVESTMENTS

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund

Purchases	$313,130,460	$82,541,388	$85,061,873
Sales	$343,669,560	$150,608,245	$62,552,745

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2018.

NOTE 6. LINE OF CREDIT

During the fiscal year ended October 31, 2018, the Trust, on behalf of the Funds, entered into in a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on February 1, 2019. Under the terms of the agreement, each of the Funds may borrow up to the lesser of 10% of a Fund’s daily market value or $5 million at an interest rate equal to the London Interbank Offered Rate (“LIBOR”) plus 150 basis points, 3.79% as of October 31, 2018. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $5 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. To the extent that the line of credit is utilized, it will be collateralized by securities in the Funds’ portfolios.

As of October 31, 2018, the Funds had no outstanding borrowings under this Line of Credit.

Fund	Average Daily Loan Balance(a)	Weighted Average Interest Rate(a)	Number of Days Outstanding(b)	Interest Expense Accrued	Maximum Loan Outstanding
SMI Fund	$667,857	3.15%	42	$2,347	$2,150,000
SMI Dynamic Allocation Fund	438,265	3.35%	49	2,113	1,500,000
SMI 50/40/10 Fund	297,222	3.01%	9	346	1,050,000

(a)	Averages based on the number of days outstanding.
(b)	Number of Days Outstanding represents the total days during the fiscal year ended October 31, 2018, that a Fund utilized the Line of Credit.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2018 – (Continued)

NOTE 7. FEDERAL TAX INFORMATION

At October 31, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Gross unrealized appreciation	$4,064,082	$10,208,843	$1,267,759
Gross unrealized depreciation	(8,697,372)	(392,760)	(2,349,971)
Net unrealized appreciation/(depreciation) on investments	$(4,633,290)	$9,816,083	$(1,082,212)
Tax cost of investments	$180,729,054	$123,388,861	$67,411,784

The tax character of distributions for the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	SMI Fund		SMI Dynamic Allocation Fund
	2018	2017	2018	2017
Distributions paid from:(a)
Ordinary income	$7,389,940	$—	$1,496,250	$414,783
Long-term capital gains	10,540,374	—	—	—
Total taxable distributions paid	$17,930,314	$—	$1,496,250	$414,783

	SMI 50/40/10 Fund
	2018(b)	2017(b)
Distributions paid from:(a)
Ordinary income	$170,633	$149,639
Total taxable distributions paid	$170,633	$149,639

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
(b)	Distribution amounts for 2018 and 2017 reflect those of the tax survivor.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2018 – (Continued)

NOTE 7. FEDERAL TAX INFORMATION – (Continued)

At October 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Undistributed ordinary income	$8,110,692	$1,261,503	$161,691
Undistributed long-term capital gains	23,576,043	—	1,640,661
Accumulated capital and other losses	—	(5,212,190)	(571,453)
Unrealized appreciation (depreciation)	(4,633,290)	9,816,083	(1,082,212)
	$27,053,445	$5,865,396	$148,687

At October 31, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

At October 31, 2018, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	SMI Dynamic Allocation Fund		SMI 50/40/10 Fund
	Short-Term	Long-Term	Short-Term	Long-Term
Non-Expiring	$5,212,190	$—	$569,912	$1,541

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions. As a result of the reorganization, the SMI 50/40/10 Fund’s capital loss forward usage may be limited during a fiscal year. During the fiscal year ended October 31, 2018, the SMI Dynamic Allocation Fund and SMI 50/40/10 Fund utilized $6,898,032 and $280,374, respectively of their capital loss carryforwards.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2018 – (Continued)

NOTE 9. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 10. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Sound Mind Investing Fund, SMI Dynamic Allocation Fund, and
SMI 50/40/10 Fund and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sound Mind Investing Fund, SMI Dynamic Allocation Fund, and SMI 50/40/10 Fund (the “Funds”), each a series of Valued Advisers Trust, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods indicated in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies within the family of funds since 2006.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 21, 2018

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
SMI FUND
Actual	$1,000.00	$976.50	$5.84	1.17%
Hypothetical(b)	$1,000.00	$1,019.29	$5.97	1.17%

SMI DYNAMIC ALLOCATION FUND
Actual	$1,000.00	$994.00	$5.94	1.18%
Hypothetical(b)	$1,000.00	$1,019.26	$6.01	1.18%

SUMMARY OF FUND EXPENSES – (Unaudited), (Continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
SMI 50/40/10 FUND
Actual	$1,000.00	$982.30	$5.76	1.15%
Hypothetical(b)	$1,000.00	$1,019.37	$5.87	1.15%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

ADDITIONAL FEDERAL INCOME TAX INFORMATION
(Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The SMI Fund, SMI Dynamic Allocation Fund and SMI 50/40/10 Fund designates approximately 18%, 100% and 72% respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the SMI Fund, SMI Dynamic Allocation Fund and SMI 50/40/10 Fund’s calendar year 2018 ordinary income dividends, 50%, 67% and 61% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2018, the SMI Fund designated $10,540,374 as 20% long-term capital gain distributions.

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 51 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	None.
Ira P. Cohen, 59 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017).

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 56 Trustee Since March 2017	Current: Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC (since 1999)	None.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

TRUSTEES AND OFFICERS – (Unaudited), (Continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, 33 Principal Executive Officer and President Since April 2018	Current: Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015). Previous: Vice President, Citigroup, Inc. (July 2009 to February 2015).	None.
Bryan W. Ashmus, 45 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015).

None.
Brandon R. Kipp, 35 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017)

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.
Carol J. Highsmith, 54 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 11 series.

OTHER INFORMATION – (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 764-3863 to request a copy of the SAI or to make shareholder inquiries.

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● account transactions, transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-877-764-3863

Who we are
Who is providing this notice?	Valued Advisers Trust

What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account or provide account information

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Valued Advisers Trust doesn’t jointly market financial products or services to you.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

SMI Advisory Services, LLC

4400 Ray Boll Blvd.

Columbus, IN 47203

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

SOUND MIND
INVESTING FUND
(SMIFX)

SMI DYNAMIC
ALLOCATION FUND
(SMIDX)

SMI 50/40/10 FUND
(SMILX)

ANNUAL REPORT
OCTOBER 31, 2018

Funds’ Adviser:
SMI Advisory Services, LLC
4400 Ray Boll Blvd.
Columbus, IN 47203

(877) 764-3863
(877) SMI-FUND
www.smifund.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Sound Mind Investing Funds:	FY 2018	$40,500
	FY 2017	$65,000

Green Owl Intrinsic Value Fund:	FY 2018	$13,500
	FY 2017	$13,000

Foundry Partners Fundamental
Small Cap Value Fund:	FY 2018	$14,000
	FY 2017	$13,500

Dana Funds:	FY 2018	$28,000
	FY 2017	$27,500

(b)	Audit-Related Fees

Sound Mind Investing Funds:	FY 2018	$0
	FY 2017	$0

Green Owl Intrinsic Value Fund:	FY 2018	$0
	FY 2017	$0

Foundry Partners Fundamental
Small Cap Value Fund:	FY 2018	$0
	FY 2017	$0

Dana Funds:	FY 2018	$0
	FY 2017	$0

(c)	Tax Fees

Sound Mind Investing Funds:	FY 2018	$9,000
	FY 2017	$15,000

Green Owl Intrinsic Value Fund:	FY 2018	$3,000
	FY 2017	$3,000
Foundry Partners Fundamental
Small Cap Value Fund:	FY 2018	$3,000
	FY 2017	$3,000

Dana Funds:	FY 2018	$6,000
	FY 2017	$6,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Sound Mind Investing Funds:	FY 2018	$0
	FY 2017	$0

Green Owl Intrinsic Value Fund:	FY 2018	$0
	FY 2017	$0

Foundry Partners Fundamental
Small Cap Value Fund:	FY 2018	$0
	FY 2017	$0

Dana Funds:	FY 2018	$0
	FY 2017	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2018	$21,000	$0
FY 2017	$30,000	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)	(1)	Code is filed herewith.

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	1/3/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	1/3/19

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	1/3/19